Filed Pursuant to Rule 433
                                                         File No.: 333-132809-31

                                   SCHEDULE A
                      STRUCTURAL AND COLLATERAL TERM SHEET

                            GSAMP 2006-FM2 TERM SHEET

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-866-471-2526.

The registration statement referred to above (including the Prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:
http://sec.gov/Archives/edgar/data/807641/000091412106000903/gs886094-s3.txt


     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                  $992,657,000
                                  (Approximate)
                                 GSAMP 2006-FM2
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates
------------------------------------

               Approximate          Primary         Expected                       Estimated     Principal        Expected
                Principal          Collateral        Credit      Initial Pass-     Avg. Life     Payment        S&P/ Moody's
Certificates   Balance(1)(4)          Group         Support     Through Rate(5)    (yrs)(2)      Window(2)(3)   Ratings(6)(7)
------------   -------------   ----------------     --------    ---------------    ---------    -------------   -------------
A-1            $351,611,000          Group I         19.15%      LIBOR + [ - ]%       2.19      10/06 - 11/12     AAA/Aaa
A-2A           $225,825,000          Group II        19.15%      LIBOR + [ - ]%       0.95      10/06 - 06/08      AAA/Aaa
A-2B            $95,613,000          Group II        19.15%      LIBOR + [ - ]%       2.00      06/08 - 01/09      AAA/Aaa
A-2C            $99,392,000          Group II        19.15%      LIBOR + [ - ]%       3.25      01/09 - 11/11      AAA/Aaa
A-2D            $53,666,000          Group II        19.15%      LIBOR + [ - ]%       5.99      11/11 - 11/12      AAA/Aaa
M-1             $34,230,000        Group I & II      15.80%      LIBOR + [ - ]%       3.60      02/10 - 07/10      AA+/Aa1
M-2             $29,631,000        Group I & II      12.90%      LIBOR + [ - ]%       4.44      07/10 - 06/12      AA/Aa2
M-3             $19,414,000        Group I & II      11.00%      LIBOR + [ - ]%       6.12      06/12 - 11/12      AA/Aa3
M-4             $16,349,000        Group I & II       9.40%      LIBOR + [ - ]%       4.37      01/10 - 11/12      AA-/A1
M-5             $15,837,000        Group I & II       7.85%      LIBOR + [ - ]%       4.34      12/09 - 11/12       A+/A2
M-6             $15,838,000        Group I & II       6.30%      LIBOR + [ - ]%       4.31      12/09 - 11/12       A/A3
M-7             $14,305,000        Group I & II       4.90%      LIBOR + [ - ]%       4.29      11/09 - 11/12      A-/Baa1
M-8             $11,750,000        Group I & II       3.75%      LIBOR + [ - ]%       4.28      11/09 - 11/12     BBB+/Baa2
M-9              $9,196,000        Group I & II       2.85%      LIBOR + [ - ]%       4.27      10/09 - 11/12     BBB/Baa3
Total          $992,657,000

Non-Offered Certificates
------------------------

------------   -------------   ----------------     --------    ---------------    ---------    -------------   -------------
B-1              $6,131,000        Group I & II       2.25%      LIBOR + [ - ]%       N/A             N/A            N/A
B-2             $10,217,000        Group I & II       1.25%      LIBOR + [ - ]%       N/A             N/A            N/A
------------   -------------   ----------------     --------    ---------------    ---------    -------------   -------------

(1) The principal balances of the Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Cut-off Date.
(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all certificates.
(3) The last scheduled distribution date for the Certificates is the Distribution Date in September 2036.
(4) The initial aggregate principal balance of the Certificates will be subject to an upward or downward variance of no more than approximately 5%.
(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the pass-through rates of the Certificates.
(6) The ratings on the Certificates do not constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans, the payment of interest on the Certificates other than Accrued Certificate Interest (as described in this term sheet) or the possibility that a holder of an Certificate might realize a lower than anticipated yield.
(7) Rating Agency Contacts: Karen Ramallo, Moody's Ratings (212) 553-0370 and Michael Wray, Standard and Poor's (212) 438-3126.

Selected Mortgage Pool Data(8)

                                                                        Group I                          Group II
                                                           ------------------------------    -------------------------------
                                                           Adjustable Rate     Fixed Rate    Adjustable Rate     Fixed Rate
--------------------------------------------------------   ---------------    -----------    ---------------    ------------
Aggregate Scheduled Principal Balance:                        $362,521,985    $72,371,416       $474,316,095    $112,568,726
Number of Mortgage Loans:                                            1,877            346              1,289           1,045
Average Scheduled Principal Balance:                              $193,139       $209,166           $367,972        $107,721
Weighted Average Gross Coupon:                                       8.782%         7.766%             8.242%          9.498%
Weighted Average Net Coupon(9):                                      8.272%         7.256%             7.732%          8.988%
Weighted Average Current FICO Score:                                   600            640                640             664
Weighted Average Original LTV Ratio(10):                             78.90%         75.66%             81.72%          45.44%
Weighted Average Combined LTV with Silent Seconds(10):               83.74%         78.09%             94.90%          93.42%
Weighted Average Stated Remaining Term (months):                       358            356                358             354
Weighted Average Seasoning (months):                                     2              2                  2               2
Weighted Average Months to Roll(11):                                    22            N/A                 22             N/A
Weighted Average Gross Margin(11):                                    6.20%           N/A               5.92%            N/A
Weighted Average Initial Rate Cap(11):                                2.95%           N/A               2.96%            N/A
Weighted Average Periodic Rate Cap(11):                               1.50%           N/A               1.50%            N/A
Weighted Average Gross Maximum Lifetime Rate(11):                    14.78%           N/A              14.24%            N/A
Percentage of Loans with Silent Seconds(12):                         15.39%          7.42%             31.33%          11.52%
Weighted Average DTI Ratio:                                          44.30%         43.02%             43.13%          41.65%
-----------------------------------------------------------------------------------------------------------------------------


                                                               Aggregate
--------------------------------------------------------   --------------
Aggregate Scheduled Principal Balance:                      $1,021,778,222
Number of Mortgage Loans:                                            4,557
Average Scheduled Principal Balance:                              $224,222
Weighted Average Gross Coupon:                                       8.538%
Weighted Average Net Coupon(9):                                      8.028%
Weighted Average Current FICO Score:                                   628
Weighted Average Original LTV Ratio(10):                             76.30%
Weighted Average Combined LTV with Silent Seconds(10):               89.58%
Weighted Average Stated Remaining Term (months):                       357
Weighted Average Seasoning (months):                                     2
Weighted Average Months to Roll(11):                                    22
Weighted Average Gross Margin(11):                                    6.04%
Weighted Average Initial Rate Cap(11):                                2.96%
Weighted Average Periodic Rate Cap(11):                               1.50%
Weighted Average Gross Maximum Lifetime Rate(11):                    14.48%
Percentage of Loans with Silent Seconds(12):                         21.80%
Weighted Average DTI Ratio:                                          43.37%
--------------------------------------------------------------------------

(8) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Cut-off Date.
(9) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(10) With respect to first lien Mortgage Loans, the original LTV ratio reflects the original loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien Mortgage Loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property; the combined LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien Mortgage Loans, including any Mortgage Loans with subordinate liens outside of the mortgage pool, plus the original principal balance of the related first lien Mortgage Loan, to the original value of the related mortgaged property.
(11) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.
(12) Represents percentage of Mortgage Loans in the mortgage loan pool as to which a second lien Mortgage Loan secured by the related mortgaged property was originated in connection with the origination of the first lien Mortgage Loan. The second lien Mortgage Loan is not included in the mortgage loan pool.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of subprime fixed rate and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated or acquired by Fremont Investment and Loan ("Fremont").

o Credit support for the certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 1.25% and excess spread.

o Fremont will service all of the Mortgage Loans. Fremont's residential primary servicer ratings for subprime loans are: Average (S&P), SQ3+ (Moody's) and RPS3 (Fitch).

o Wells Fargo Bank, N.A. ("Wells Fargo") will act as master servicer, securities administrator and paying agent and will be required to monitor the performance of the Servicer.

o All amounts and percentages herein related to the Mortgage Loans are as of the Cut-off Date unless otherwise noted.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA06FM2" and on Bloomberg as "GSAMP 06-FM2".

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $1,006,451,549. For the purposes of calculating the WAC Caps, the swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay to the Swap Provider an amount equal to a per annum rate (on an actual/360 basis), changing monthly according to the attached schedule, on the swap notional amount and the trust will be entitled to receive from the Swap Provider an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the swap notional amount.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------
Expected Closing Date:        September 29, 2006

Cut-off Date:                 September 1, 2006

Expected Pricing Date:        Week of September 25, 2006

First Distribution Date:      October 25, 2006


Key Terms
---------

Offered Certificates:         Class A and Class M Certificates

Non-Offered Certificates:     Class B Certificates

Class A Certificates:         Class A-1, Class A-2A, Class A-2B, Class A-2C and
                              Class A-2D Certificates

Class A-2 Certificates:       Class A-2A, Class A-2B, Class A-2C and Class A-2D
                              Certificates

Sequential Class M            Class M-1, Class M-2 and Class M-3 Certificates
Certificates

Class M Certificates:         Sequential Class M Certificates and Class M-4,
                              Class M-5, Class M-6, Class M-7, Class M-8 and
                              Class M-9 Certificates

Class B Certificates:         Class B-1 and Class B-2 Certificates

Residual Certificates:        Class R, Class RC and Class RX

LIBOR Certificates:           Offered and Non-Offered Certificates

Depositor:                    GS Mortgage Securities Corp.

Lead Manager:                 Goldman, Sachs & Co.

Servicer:                     Fremont Investment and Loan

Master Servicer and           Wells Fargo Bank, N.A.
Securities Administrator:

Trustee:                      Deutsche Bank National Trust Company

Custodian:                    Deutsche Bank National Trust Company

Swap Provider:                TBD

Servicing Fee Rate:           50 bps

Master Servicing and          No more than 1 bp
Securities Administrator
Fee Rate:

Expense Fee Rate:             The Servicing Fee Rate and the Master Servicing
                              and Securities Administrator Fee Rate

Expense Fee:                  The aggregate of the servicing fee at the
                              Servicing Fee Rate and the trustee fee at the Trustee Fee Rate

Distribution Date:            25th day of the month or the following business
                              day

Last Scheduled Distribution   For all certificates, the Distribution Date
                              occurring in September 2036 Date:

Record Date:                  For any Distribution Date, the last business day
                              of the related Interest Accrual Period

Delay Days:                   0 day delay on all the LIBOR Certificates

Prepayment Period:            With respect to any Distribution Date, the period
                              commencing the 16th day of the calendar month preceding the calendar month in which such Distribution Date occurs (or in the case of the first distribution date, from September 1, 2006) and ending on the 15th day of the calendar month in which such Distribution Date occurs

Due Period                    The period commencing on the second day of the
                              calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution
                              Date occurs.

Day Count:                    Actual/360 basis

Interest Accrual Period:      From the prior Distribution Date to the day prior
                              to the current Distribution Date (except for the initial Interest Accrual Period for which interest will accrue from the Closing Date).

Pricing Prepayment            Adjustable rate Mortgage Loans: CPR starting at
Assumption:                   5% CPR in the first month of the Mortgage Loan
                              (i.e. loan age) and increasing to 30% CPR in month
                              12 (an approximate 2.273% increase per month), remaining at 30% CPR for 12 months, then moving to 60% CPR for 3 months, and then remaining at 35%
                              CPR thereafter. Fixed rate Mortgage Loans: CPR starting at 5% CPR in the first month of the Mortgage Loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter.

Mortgage Loans:               The trust will consist of sub-prime, first and
                              second lien, fixed rate and adjustable rate residential mortgage loans.

Group I Mortgage Loans:       Approximately $435,316,960 of Mortgage Loans with
                              original principal balances as of the Cut-off Date that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac.

Group II Mortgage Loans:      Approximately $587,398,357 of Mortgage Loans with
                              original principal balances as of the Cut-off Date that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie
                              Mae or Freddie Mac.

Excess Spread:                The initial weighted average net coupon of the
                              mortgage pool will be greater than the interest payments on the LIBOR Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Cut-off
                              Date:

                              Initial Gross WAC(1):                      8.5382%
                                 Less Fees & Expenses(2):                0.5100%
                                                                        --------
                              Net WAC(1):                                8.0282%
                                 Less Initial LIBOR Certificate
                                 Coupon (Approx.)(3):                    5.4919%
                                 Less Initial Net Swap Outflow(3):       0.1024%
                                                                        --------
                              Initial Excess Spread(1):                  2.4339%


                              (1)       This amount will vary on each
                                        Distribution Date based on changes to
                                        the weighted average of the interest
                                        rates on the Mortgage Loans as well as
                                        any changes in day count.
                              (2)       Assumes a fee of 51 bps.
                              (3) Assumes 1-month LIBOR equal to 5.336%, initial marketing spreads and a 30-day month. This amount will vary on each Distribution Date based on changes to the weighted average of the pass-through rates on the LIBOR Certificates as well as any changes in day count.

Servicer Advancing:           Yes as to principal and interest, subject to
                              recoverability

Compensating Interest:        Fremont will pay compensating interest equal to
                              the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution Date resulting from Principal
                              Prepayments on the Mortgage Loans during the related Prepayment Period and (B) the servicing fee received the for the related Distribution
                              Date.

Optional Clean-up Call:       The transaction has a 10% optional clean-up call.

Rating Agencies:              Standard & Poor's Ratings Services, a division of
                              The McGraw-Hill Companies, Inc. and Moody's
                              Investors Service, Inc. will rate all of the Offered Certificates.

Minimum Denomination:         $25,000 with regard to each of the Offered
                              Certificates

Legal Investment:             It is anticipated that the Offered Certificates
                              will not be SMMEA eligible.

ERISA Eligible:               Underwriter's exemption is expected to apply to
                              the Offered Certificates. However, in addition, for so long as the swap agreement is in effect, prospective purchasers must be eligible under one or more investor-based exemptions, and prospective purchasers should consult their own counsel.

Tax Treatment:                Portions of the trust will be treated as multiple
                              real estate mortgage investment conduits, or REMICs, for federal income tax purposes.

                              The Offered Certificates will represent regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and interests in certain basis risk interest carry forward payments, pursuant to the payment priorities in the transaction. Each interest in basis risk interest carry forward payments will be treated as an interest rate cap contract for federal income tax purposes.

                              The discussion contained in this term sheet as to federal, state and local tax matters is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. federal, state, or local tax penalties. This discussion is written to support the promotion of marketing of the transactions or matters addressed in this term sheet. You should seek advice based on your circumstances form an independent tax advisor.

Registration Statement and    This term sheet does not contain all information
Prospectus:                   that is required to be included in a registration
                              statement, or in a base prospectus and prospectus supplement.

                              The Depositor has filed a registration statement (including the prospectus with the SEC for the offering to which this communication relates). Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send you the Prospectus if you request it by calling toll-free 1-866-471-2526.

                              The registration statement referred to above
                              (including the prospectus) is incorporated in this term sheet by reference and may be accessed by clicking on the following hyperlink: http://sec.gov/Archives/edgar/data/807641/
                              000091412106000903/gs886094-s3.txt

Risk Factors:                 PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                              INCLUDED IN THE REGISTRATION STATEMENT FOR A
                              DESCRIPTION OF INFORMATION THAT SHOULD BE
                              CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE
                              OFFERED CERTIFICATES.

Structure of the LIBOR Certificates
-----------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the first Distribution Date on which the Optional Clean-up Call is exercisable, subject to the lesser of the WAC Cap or the applicable loan group cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and interest shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute), which will be allocated first to excess interest on the Mortgage Loans for the related Distribution Date, and thereafter to reduce the Accrued Certificate Interest on the LIBOR Certificates on a pro rata basis based on the respective amounts of interest accrued on those Certificates for that Distribution Date. Any reductions in the Pass-Through Rate attributable to the WAC Cap or the applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap or the applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 1.25% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 2.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x)   the Distribution Date occurring in October 2009; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 38.30%.

         Initial Credit Enhancement      Stepdown Date
Class          Percentage(1)               Percentage
-----    -------------------------       -------------
  A               19.15%                    38.30%
 M-1              15.80%                    22.00%
 M-2              12.90%                    22.00%
 M-3              11.00%                    22.00%
 M-4               9.40%                    18.80%
 M-5               7.85%                    15.70%
 M-6               6.30%                    12.60%
 M-7               4.90%                     9.80%
 M-8               3.75%                     7.50%
 M-9               2.85%                     5.70%
 B-1               2.25%                     4.50%
 B-2               1.25%                     2.50%

(1) Includes initial overcollateralization percentage.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 39.05% of the prior period's senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

Distribution Date                            Cumulative Realized Loss Percentage
-----------------------------    -------------------------------------------------------------
October 2008 - September 2009                     1.35% for the first month,
                                 plus an additional 1/12th of 1.70% for each month thereafter
October 2009 - September 2010                     3.05% for the first month,
                                 plus an additional 1/12th of 1.75% for each month thereafter
October 2010 - September 2011                     4.80% for the first month,
                                 plus an additional 1/12th of 1.40% for each month thereafter
October 2011 - September 2012                     6.20% for the first month,
                                 plus an additional 1/12th of 0.75% for each month thereafter
October 2012 and thereafter                                  6.95%


Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the Optional Clean-Up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [___]% ([___]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [___]% ([___]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [___]% ([___]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2D Pass-Through Rate. The Class A-2D Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [___]% ([___]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-7 Pass-Through Rate. The Class M-7 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-8 Pass-Through Rate. The Class M-8 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-9 Pass-Through Rate. The Class M-9 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

The Residual Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the net swap receivable into the trust, if any, less net swap payments out of the trust, if any, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less net swap payments out of the trust, if any, for that Distribution Date, divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less net swap payments out of the trust, if any, for that Distribution Date, divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a Basis Risk Carry Forward Amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable group cap, as applicable) over interest due on such class of LIBOR Certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable,
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of LIBOR Certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of LIBOR Certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related pass-through rate, as reduced by that class' share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Expense Fee, net swap payments out of the trust and certain swap termination payments owed to the Swap Provider, if any.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee and plus (A) the net swap receivable into the trust, if any (to the extent provided in clause (iii) of "Supplemental Interest Trust" below), and less (B) net swap payments and certain swap termination payments out of the trust, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all distributions under the headings "Interest Distributions on the Certificates," and "Principal Distributions on the Certificates" below.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 61.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Sequential Class M Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the aggregate class certificate balance of the Sequential Class M Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 78.00% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 81.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (D) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 84.30% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (E) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 87.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-7 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (F) the class certificate balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 90.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-8 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), and (G) the class certificate balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 92.50% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date

Class M-9 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date) and (H) the class certificate balance of the Class M-9 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 94.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date) and (I) the class certificate balance of the Class B-1 Certificates immediately prior to such

Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Statistical Calculation Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (J) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 97.50% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any,

(ii)  concurrently,

      (a) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts; and

      (b) from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates.

On each Distribution Date (A) prior to the Stepdown Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)    sequentially:

       (a) concurrently, to the Residual Certificates, pro-rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

       (b)    concurrently,

              (1) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the class certificate balances thereof have been reduced to zero; and

              (2) to the Class A-2 Certificates, the Group II Principal Distribution Amount, sequentially, to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs
       (b)(1) and (b)(2) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i)(b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i)(b), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs
       (b)(1) or (b)(2) above, as applicable), until their respective class certificate balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Stepdown Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)    concurrently,

       (a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for this class, until their class certificate balances have been reduced to zero, and

       (b) to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero, and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) sequentially, in ascending numerical order, to the Sequential Class M Certificates, the lesser of the remaining Principal Distribution Amount and the Sequential Class M Principal Distribution Amount, until their respective class certificates balances have been reduced to zero,

(iii) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-7 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-7 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-8 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-8 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii) to the Class M-9 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-9 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1, Class B-2 and Class X certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

       (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

       (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

       (iii) concurrently, to the Class A-1 Certificates, any Basis Risk Carry Forward Amounts for such class, and to the Class A-2 Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

       (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 Certificates any Basis Risk Carry Forward Amount for such classes,

       (v) certain swap termination payments to the Supplemental Interest Trust, and

       (vi)   to the holders of the Class X certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date, and the net swap receivable from the Swap Provider for such Distribution Date and any swap termination payments owed to the Swap Provider or received from the Swap Provider. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the Swap Provider, any net swap payments and certain swap termination payment (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)   to the certificateholders, to pay interest according to sections (ii),
       (iii) and (iv) of the "Interest Distributions on the Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates," but only to the extent necessary to cause the overcollateralization to be restored to the required overcollateralization amount as a result of current or prior Realized Losses not previously so reimbursed (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow", to the extent unpaid from other available funds,

(v) to the Swap Provider, any defaulted swap termination payment owed for such Distribution Date, and

(vi)   to the holders of the Class X certificates, any remaining amounts.

Allocation of Realized Losses. If on any Distribution Date, after giving effect to all distributions of principal and allocations of payments from the Supplemental Interest Trust to pay principal as described above, the aggregate class certificate balances of the LIBOR Certificates exceeds the aggregate scheduled principal balance of the Mortgage Loans for that Distribution Date, the class certificate balance of the applicable Class M or Class B Certificates will be reduced, in inverse order of seniority (beginning with the Class B-2 certificates) by an amount equal to that excess, until that class certificate balance is reduced to zero. This reduction of a class certificate balance for realized losses is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, its class certificate balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk Carry Forward Amounts on the amounts written down on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the class certificate balance of any class of certificates, amounts are received with respect to any Mortgage Loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the class certificate balance of each class of certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the unpaid realized loss amount for the applicable class of Class M or Class B Certificates for the related Distribution Date). Any Subsequent Recovery that is received during a Prepayment Period will be treated as liquidation proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.

Remaining Prepayment Penalty Term by Product Type(1)
----------------------------------------------------

                                                 0-12          13-24           25-36     37-48      49-60
                            No Penalty         months         months          months    months     months              Total
----------------------    ------------    -----------   ------------    ------------    ------     ------     --------------
2 YR ARM                  $186,469,293    $13,595,496   $160,710,674      $5,779,189        $0         $0       $366,554,652
2 YR ARM BALLOON 40/30     133,662,410     25,970,605    177,645,317      19,928,022         0          0        357,206,353
2 YR ARM IO                 27,138,240      4,146,669     55,731,887       4,086,450         0          0         91,103,247
3 YR ARM                     3,660,193        748,504        197,862       1,963,665         0          0          6,570,223
3 YR ARM BALLOON 40/30       5,239,634        761,642              0       1,674,058         0          0          7,675,334
3 YR ARM IO                    967,500              0        141,600       2,859,416         0          0          3,968,516
5 YR ARM                       210,033              0         59,446         654,263         0          0            923,742
5 YR ARM BALLOON 40/30         820,439        503,757        682,136         545,653         0          0          2,551,984
5 YR ARM IO                    284,028              0              0               0         0          0            284,028
FIXED                       43,935,751     14,773,204     27,962,594      52,826,666         0          0        139,498,215
FIXED BALLOON 40/30          5,222,724     11,050,783      1,972,975      27,195,445         0          0         45,441,927
======================    ============    ===========   ============    ============    ======     ======     ==============
Total:                    $407,610,246    $71,550,660   $425,104,490    $117,512,826        $0         $0     $1,021,778,222
----------------------    ------------    -----------   ------------    ------------    ------     ------     --------------

                                         0-12      13-24       25-36     37-48   49-60
                          No Penalty   months      months     months    months   months
----------------------    ----------   ------     ------     -------    ------   ------
2 YR ARM                       18.25%    1.33%      15.73%      0.57%     0.00%    0.00%
2 YR ARM BALLOON 40/30         13.08     2.54       17.39       1.95      0.00     0.00
2 YR ARM IO                     2.66     0.41        5.45       0.40      0.00     0.00
3 YR ARM                        0.36     0.07        0.02       0.19      0.00     0.00
3 YR ARM BALLOON 40/30          0.51     0.07        0.00       0.16      0.00     0.00
3 YR ARM IO                     0.09     0.00        0.01       0.28      0.00     0.00
5 YR ARM                        0.02     0.00        0.01       0.06      0.00     0.00
5 YR ARM BALLOON 40/30          0.08     0.05        0.07       0.05      0.00     0.00
5 YR ARM IO                     0.03        0           0          0         0        0
FIXED                            4.3     1.45        2.74       5.17         0        0
FIXED BALLOON 40/30             0.51     1.08        0.19       2.66         0        0
======================    ==========   ======     ======     =======    ======   ======
Total:                         39.89%    7.00%      41.60%     11.50%     0.00%    0.00%
----------------------    ----------   ------     ------     -------    ------   ------

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date.

Breakeven CDR Table for the Class M Certificates
------------------------------------------------

     The assumptions for the breakeven CDR table below are as follows:
o    The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
o 1-month and 6-month Forward LIBOR curves (as of September 21, 2006) are used
o    40% loss severity; 6 month lag in recoveries
o Run to call with collateral losses calculated through the life of the applicable bond
o    Offered Certificates are priced at par
o    Assumes bonds pay on 25th of month

----------------------------------------------------------------------------------------------------------------------------
                                              First Dollar of Loss              LIBOR Flat                  0% Return
----------------------------------------------------------------------------------------------------------------------------
Class M-1     CDR (%)                                           30.81                      30.87                       32.12
              Yield (%)                                        5.3140                     5.0518                      0.0020
              WAL                                                3.41                       3.41                        3.29
              Modified Duration                                  3.08                       3.09                        3.08
              Principal Window                          Feb10 - Feb10              Feb10 - Feb10               Jan10 - Jan10
              Principal Writedown                   55,630.09 (0.16%)         385,988.77 (1.13%)       6,057,020.14 (17.70%)
              Total Collat Loss               198,366,431.98 (19.41%)    198,662,011.69 (19.44%)     203,244,894.96 (19.89%)
----------------------------------------------------------------------------------------------------------------------------

Class M-2     CDR (%)                                           25.08                      25.14                       26.15
              Yield (%)                                        5.3530                     5.0477                      0.0563
              WAL                                                3.74                       3.74                        3.61
              Modified Duration                                  3.35                       3.35                        3.34
              Principal Window                          Jun10 - Jun10              Jun10 - Jun10               May10 - May10
              Principal Writedown                   45,245.52 (0.15%)         413,441.38 (1.40%)       5,725,359.82 (19.32%)
              Total Collat Loss               173,857,316.06 (17.02%)    174,185,247.61 (17.05%)     178,457,245.59 (17.47%)
----------------------------------------------------------------------------------------------------------------------------

Class M-3     CDR (%)                                           21.80                      21.84                       22.41
              Yield (%)                                        5.3771                     5.0605                      0.0847
              WAL                                                3.91                       3.91                        3.87
              Modified Duration                                  3.48                       3.48                        3.54
              Principal Window                          Aug10 - Aug10              Aug10 - Aug10               Aug10 - Aug10
              Principal Writedown                   54,934.63 (0.28%)         317,332.22 (1.63%)       4,033,432.19 (20.78%)
              Total Collat Loss               157,506,212.56 (15.41%)    157,739,561.31 (15.44%)     161,044,930.79 (15.76%)
----------------------------------------------------------------------------------------------------------------------------

Class M-4     CDR (%)                                           19.13                      19.17                       19.72
              Yield (%)                                        5.4731                     5.1008                      0.0493
              WAL                                                4.16                       4.16                        4.02
              Modified Duration                                  3.67                       3.68                        3.67
              Principal Window                          Nov10 - Nov10              Nov10 - Nov10               Oct10 - Oct10
              Principal Writedown                   10,197.98 (0.06%)         289,049.59 (1.77%)       3,586,703.05 (21.94%)
              Total Collat Loss               144,268,734.01 (14.12%)    144,516,004.71 (14.14%)     147,016,681.65 (14.39%)
----------------------------------------------------------------------------------------------------------------------------

Class M-5     CDR (%)                                           16.80                      16.84                       17.35
              Yield (%)                                        5.4731                     5.0858                      0.0159
              WAL                                                4.32                       4.32                        4.17
              Modified Duration                                  3.80                       3.81                        3.80
              Principal Window                          Jan11 - Jan11              Jan11 - Jan11               Dec10 - Dec10
              Principal Writedown                   27,660.93 (0.17%)         321,125.59 (2.03%)       3,637,846.78 (22.97%)
              Total Collat Loss               131,072,021.71 (12.83%)    131,332,597.72 (12.85%)     133,865,412.77 (13.10%)
----------------------------------------------------------------------------------------------------------------------------

Class M-6     CDR (%)                                           14.61                      14.66                       15.14
              Yield (%)                                        5.5705                     5.0831                      0.0137
              WAL                                                4.49                       4.49                        4.31
              Modified Duration                                  3.92                       3.93                        3.93
              Principal Window                          Mar11 - Mar11              Mar11 - Mar11               Feb11 - Feb11
              Principal Writedown                    2,191.58 (0.01%)         386,454.82 (2.44%)       3,804,112.36 (24.02%)
              Total Collat Loss               117,816,234.25 (11.53%)    118,159,187.44 (11.56%)     120,762,741.85 (11.82%)
----------------------------------------------------------------------------------------------------------------------------

Class M-7     CDR (%)                                           12.74                      12.81                       13.22
              Yield (%)                                        5.8381                     5.0759                      0.1038
              WAL                                                4.66                       4.65                        4.43
              Modified Duration                                  4.01                       4.02                        4.02
              Principal Window                          May11 - May11              May11 - May11               Apr11 - Apr11
              Principal Writedown                   65,067.05 (0.45%)         626,560.43 (4.38%)       3,697,450.73 (25.85%)
              Total Collat Loss               105,883,345.10 (10.36%)    106,386,262.27 (10.41%)     108,736,690.23 (10.64%)
----------------------------------------------------------------------------------------------------------------------------

Breakeven CDR Table for the Class M Certificates
------------------------------------------------

     The assumptions for the breakeven CDR table below are as follows:
o    The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
o 1-month and 6-month Forward LIBOR curves (as of September 21, 2006) are used
o    40% loss severity; 6 month lag in recoveries
o Run to call with collateral losses calculated through the life of the applicable bond
o    Offered Certificates are priced at par
o    Assumes bonds pay on 25th of month

----------------------------------------------------------------------------------------------------------------------------
                                              First Dollar of Loss              LIBOR Flat                  0% Return
----------------------------------------------------------------------------------------------------------------------------
Class M-8     CDR (%)                                           11.25                      11.33                       11.66
              Yield (%)                                        6.0692                     5.0247                      0.0400
              WAL                                                4.82                       4.81                        4.55
              Modified Duration                                  4.12                       4.13                        4.13
              Principal Window                          Jul11 - Jul11              Jul11 - Jul11               Jun11 - Jun11
              Principal Writedown                    7,565.11 (0.06%)         662,954.16 (5.64%)       3,231,101.39 (27.50%)
              Total Collat Loss                 95,995,061.82 (9.39%)      96,592,911.90 (9.45%)       98,546,261.75 (9.64%)
----------------------------------------------------------------------------------------------------------------------------

Class M-9     CDR (%)                                           10.13                      10.25                       10.48
              Yield (%)                                        7.0169                     4.9722                      0.1068
              WAL                                                4.91                       4.86                        4.61
              Modified Duration                                  4.07                       4.09                        4.13
              Principal Window                          Aug11 - Aug11              Aug11 - Aug11               Aug11 - Aug11
              Principal Writedown                   49,271.06 (0.54%)      1,049,383.55 (11.41%)       2,967,300.34 (32.27%)
              Total Collat Loss                 87,954,809.58 (8.61%)      88,877,533.14 (8.70%)       90,638,852.19 (8.87%)
----------------------------------------------------------------------------------------------------------------------------

Sensitivity Table for the Offered Certificates - To Maturity
------------------------------------------------------------

    The assumptions for the sensitivity table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
o   1-month and 6-month LIBOR remain static
o   10% Clean Up Call is not exercised

                              ------------------------------------------------------
                               50 PPA   75 PPA   100 PPA  125 PPA  150 PPA   175 PPA
------------------------------------------------------------------------------------
Class A-1    WAL                 4.77     3.23      2.36    1.71      1.30     1.15
             First Prin Pay       1         1        1        1        1         1
             Last Prin Pay       312       223      164      124       33       28
------------------------------------------------------------------------------------

Class A-2A   WAL                 1.59     1.18      0.95    0.80      0.69     0.62
             First Prin Pay       1         1        1        1        1         1
             Last Prin Pay        36       25        21      17        15       13
------------------------------------------------------------------------------------

Class A-2B   WAL                 3.84     2.55      2.00    1.72      1.46     1.26
             First Prin Pay       36       25        21      17        15       13
             Last Prin Pay        61       40        28      24        21       18
------------------------------------------------------------------------------------

Class A-2C   WAL                 7.44     4.90      3.25    2.23      1.95     1.76
             First Prin Pay       61       40        28      24        21       18
             Last Prin Pay       130       85        62      32        26       24
------------------------------------------------------------------------------------

Class A-2D   WAL                15.77     10.6      7.75    5.05      2.42     2.14
             First Prin Pay      130       85        62      32        26       24
             Last Prin Pay       319       231      172      133       33       28
------------------------------------------------------------------------------------

Class M-1    WAL                 5.42     3.65      3.60    4.09      4.04     3.40
             First Prin Pay       49       38        41      46        44       37
             Last Prin Pay        84       55        46      53        54       45
------------------------------------------------------------------------------------

Class M-2    WAL                 9.11     5.99      4.44    4.78      5.15     4.29
             First Prin Pay       84       55        46      53        54       45
             Last Prin Pay       144       95        69      63        73       60
------------------------------------------------------------------------------------

Class M-3    WAL                16.40     10.9      8.00    6.32      7.09     5.86
             First Prin Pay      144       95        69      63        73       60
             Last Prin Pay       275       190      139      107      106       88
------------------------------------------------------------------------------------

Class M-4    WAL                 9.22     6.13      4.76    4.27      3.83     3.23
             First Prin Pay       49       37        40      44        41       35
             Last Prin Pay       244       166      121      93        74       61
------------------------------------------------------------------------------------

Class M-5    WAL                 9.17     6.09      4.71    4.15      3.67     3.11
             First Prin Pay       49       37        39      42        39       34
             Last Prin Pay       235       159      116      89        71       59
------------------------------------------------------------------------------------

Class M-6    WAL                 9.11     6.05      4.65    4.05      3.53     3.00
             First Prin Pay       49       37        39      41        38       32
             Last Prin Pay       225       151      110      85        67       56
------------------------------------------------------------------------------------

Class M-7    WAL                 9.02     5.98      4.58    3.95      3.41     2.90
             First Prin Pay       49       37        38      40        36       31
             Last Prin Pay       212       141      103      79        63       52
------------------------------------------------------------------------------------

Class M-8    WAL                 8.88     5.88      4.50    3.84      3.30     2.82
             First Prin Pay       49       37        38      39        35       30
             Last Prin Pay       196       131       95      73        58       48
------------------------------------------------------------------------------------

Class M-9    WAL                 8.69     5.75      4.40    3.74      3.20     2.72
             First Prin Pay       49       37        37      38        35       30
             Last Prin Pay       179       119       87      66        53       44
------------------------------------------------------------------------------------

Sensitivity Table for the Offered Certificates - To Call
--------------------------------------------------------

    The assumptions for the sensitivity table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
o   1-month and 6-month LIBOR remain static
o   10% Clean Up Call is exercised


                               --------------------------------------------------------
                               50 PPA     75 PPA   100 PPA   125 PPA   150 PPA  175 PPA
---------------------------------------------------------------------------------------
Class A-1    WAL                 4.44      2.99      2.19     1.59       1.30     1.15
             First Prin Pay       1          1        1         1         1         1
             Last Prin Pay       154        101       74       56         33       28
---------------------------------------------------------------------------------------

Class A-2A   WAL                 1.59      1.18      0.95     0.80       0.69     0.62
             First Prin Pay       1          1        1         1         1         1
             Last Prin Pay        36        25        21       17         15       13
---------------------------------------------------------------------------------------

Class A-2B   WAL                 3.84      2.55      2.00     1.72       1.46     1.26
             First Prin Pay       36        25        21       17         15       13
             Last Prin Pay        61        40        28       24         21       18
---------------------------------------------------------------------------------------

Class A-2C   WAL                 7.44      4.90      3.25     2.23       1.95     1.76
             First Prin Pay       61        40        28       24         21       18
             Last Prin Pay       130        85        62       32         26       24
---------------------------------------------------------------------------------------

Class A-2D   WAL                12.49      8.20      5.99     3.71       2.42     2.14
             First Prin Pay      130        85        62       32         26       24
             Last Prin Pay       154        101       74       56         33       28
---------------------------------------------------------------------------------------

Class M-1    WAL                 5.42      3.65      3.60     4.09       3.73     3.15
             First Prin Pay       49        38        41       46         44       37
             Last Prin Pay        84        55        46       53         45       38
---------------------------------------------------------------------------------------

Class M-2    WAL                 9.11      5.99      4.44     4.61       3.74     3.16
             First Prin Pay       84        55        46       53         45       38
             Last Prin Pay       144        95        69       56         45       38
---------------------------------------------------------------------------------------

Class M-3    WAL                12.76      8.37      6.12     4.66       3.74     3.16
             First Prin Pay      144        95        69       56         45       38
             Last Prin Pay       154        101       74       56         45       38
---------------------------------------------------------------------------------------

Class M-4    WAL                 8.44      5.58      4.37     3.95       3.59     3.04
             First Prin Pay       49        37        40       44         41       35
             Last Prin Pay       154        101       74       56         45       38
---------------------------------------------------------------------------------------

Class M-5    WAL                 8.44      5.57      4.34     3.86       3.44     2.93
             First Prin Pay       49        37        39       42         39       34
             Last Prin Pay       154        101       74       56         45       38
---------------------------------------------------------------------------------------

Class M-6    WAL                 8.44     5.57       4.31     3.78       3.33     2.83
             First Prin Pay       49       37         39       41         38       32
             Last Prin Pay       154       101        74       56         45       38
---------------------------------------------------------------------------------------

Class M-7    WAL                 8.44     5.57       4.29     3.72       3.24     2.76
             First Prin Pay       49       37         38       40         36       31
             Last Prin Pay       154       101        74       56         45       38
---------------------------------------------------------------------------------------

Class M-8    WAL                 8.44     5.57       4.28     3.67       3.17     2.72
             First Prin Pay       49       37         38       39         35       30
             Last Prin Pay       154       101        74       56         45       38
---------------------------------------------------------------------------------------

Class M-9    WAL                 8.44     5.57       4.27     3.63       3.12     2.67
             First Prin Pay       49       37         37       38         35       30
             Last Prin Pay       154       101        74       56         45       38
---------------------------------------------------------------------------------------

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) One and six-month LIBOR Forward Curves as of September 21, 2006, (ii) daycount convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.

           Distribution   Excess Spread                Distribution   Excess Spread                Distribution   Excess Spread
Period         Date             (%)          Period        Date             (%)          Period        Date             (%)
------     ------------   -------------      ------    ------------   -------------      ------    ------------   -------------
   1          Oct-06           3.1798          49         Oct-10           4.6482          97         Oct-14           4.6608
   2          Nov-06           2.2101          50         Nov-10           4.4542          98         Nov-14           4.5003
   3          Dec-06           2.3745          51         Dec-10           4.6183          99         Dec-14           4.6811
   4          Jan-07           2.2001          52         Jan-11           4.4304          100        Jan-15           4.5251
   5          Feb-07           2.2500          53         Feb-11           4.4429          101        Feb-15           4.5478
   6          Mar-07           2.8341          54         Mar-11           4.9756          102        Mar-15           5.0684
   7          Apr-07           2.3095          55         Apr-11           4.4322          103        Apr-15           4.5760
   8          May-07           2.5216          56         May-11           4.6073          104        May-15           4.7588
   9          Jun-07           2.3796          57         Jun-11           4.4213          105        Jun-15           4.6061
  10          Jul-07           2.6010          58         Jul-11           4.6014          106        Jul-15           4.7860
  11          Aug-07           2.4611          59         Aug-11           4.4446          107        Aug-15           4.6475
  12          Sep-07           2.5117          60         Sep-11           4.4421          108        Sep-15           4.6633
  13          Oct-07           2.7383          61         Oct-11           4.6506          109        Oct-15           4.8450
  14          Nov-07           2.5940          62         Nov-11           4.4675          110        Nov-15           4.7011
  15          Dec-07           2.7989          63         Dec-11           4.6417          111        Dec-15           4.8801
  16          Jan-08           2.6638          64         Jan-12           4.4632          112        Jan-16           4.7410
  17          Feb-08           2.6849          65         Feb-12           4.4766          113        Feb-16           4.7705
  18          Mar-08           3.0396          66         Mar-12           4.8310          114        Mar-16           5.1088
  19          Apr-08           2.7143          67         Apr-12           4.4754          115        Apr-16           4.8157
  20          May-08           2.8953          68         May-12           4.6516          116        May-16           4.9953
  21          Jun-08           2.7232          69         Jun-12           4.4753          117        Jun-16           4.8616
  22          Jul-08           2.9028          70         Jul-12           4.6529          118        Jul-16           5.0428
  23          Aug-08           4.6612          71         Aug-12           4.4898          119        Aug-16           4.9265
  24          Sep-08           4.6409          72         Sep-12           4.4935          120        Sep-16           4.9528
  25          Oct-08           4.7850          73         Oct-12           4.6713
  26          Nov-08           4.5893          74         Nov-12           4.4962
  27          Dec-08           4.7418          75         Dec-12           4.4573
  28          Jan-09           4.5497          76         Jan-13           4.2805
  29          Feb-09           4.5917          77         Feb-13           4.2982
  30          Mar-09           5.0994          78         Mar-13           4.8486
  31          Apr-09           4.5592          79         Apr-13           4.3094
  32          May-09           4.7155          80         May-13           4.4944
  33          Jun-09           4.5227          81         Jun-13           4.3223
  34          Jul-09           4.6825          82         Jul-13           4.5075
  35          Aug-09           4.5688          83         Aug-13           4.3471
  36          Sep-09           4.5538          84         Sep-13           4.3567
  37          Oct-09           4.7137          85         Oct-13           4.5420
  38          Nov-09           4.4894          86         Nov-13           4.3719
  39          Dec-09           4.6774          87         Dec-13           4.5573
  40          Jan-10           4.4955          88         Jan-14           4.3868
  41          Feb-10           4.5244          89         Feb-14           4.4048
  42          Mar-10           5.0472          90         Mar-14           4.9388
  43          Apr-10           4.5010          91         Apr-14           4.4190
  44          May-10           4.6680          92         May-14           4.6011
  45          Jun-10           4.4781          93         Jun-14           4.4364
  46          Jul-10           4.6493          94         Jul-14           4.6186
  47          Aug-10           4.4882          95         Aug-14           4.4678
  48          Sep-10           4.4815          96         Sep-14           4.4792

WAC Cap, Loan Group I WAC Cap, Loan Group II WAC Cap . The information in the following table has been prepared in accordance with the following assumptions
(i) one and six-month LIBOR remain constant at 20.00%, (ii) daycount convention of actual/360 is applied and(iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


                                                                                                                             Loan
                                   Loan Group I    Loan Group II                                          Loan Group I    Group II
         Distribution   WAC Cap     WAC Cap         WAC Cap                   Distribution    WAC Cap      WAC Cap         WAC Cap
Period      Date           (%)          (%)              (%)        Period       Date            (%)           (%)            (%)
------   ------------   -------    ------------    -------------    ------    ------------    --------    ------------    ----------
   1       Oct-06        23.6049      23.6908          23.5412        49        Oct-10         17.4483       17.5180        17.3976
   2       Nov-06        22.0056      22.0775          21.9523        50        Nov-10         16.9157       16.9806        16.8685
   3       Dec-06        22.1618      22.2358          22.1070        51        Dec-10         17.1825       17.2471        17.1356
   4       Jan-07        21.8111      21.8823          21.7584        52        Jan-11         16.6587       16.7186        16.6152
   5       Feb-07        21.7384      21.8091          21.6860        53        Feb-11         16.5323       16.5891        16.4911
   6       Mar-07        22.4580      22.5356          22.4006        54        Mar-11         17.6826       17.7426        17.6391
   7       Apr-07        21.4909      21.5603          21.4396        55        Apr-11         16.2880       16.3395        16.2507
   8       May-07        21.5924      21.6631          21.5400        56        May-11         16.5630       16.6134        16.5264
   9       Jun-07        21.1608      21.2282          21.1108        57        Jun-11         16.0484       16.0945        16.0150
  10       Jul-07        21.2216      21.2901          21.1709        58        Jul-11         16.3301       16.3742        16.2981
  11       Aug-07        20.7377      20.8027          20.6896        59        Aug-11         15.8293       15.8698        15.8000
  12       Sep-07        20.5247      20.5884          20.4776        60        Sep-11         15.7167       15.7532        15.6903
  13       Oct-07        20.5737      20.6382          20.5261        61        Oct-11         12.2031       12.2380        12.1779
  14       Nov-07        20.0910      20.1521          20.0459        62        Nov-11         11.7950       11.8260        11.7726
  15       Dec-07        20.1299      20.1916          20.0843        63        Dec-11         12.1732       12.2023        12.1522
  16       Jan-08        19.6620      19.7204          19.6189        64        Jan-12         11.7664       11.7914        11.7484
  17       Feb-08        19.4407      19.4978          19.3986        65        Feb-12         11.7550       11.7775        11.7389
  18       Mar-08        19.7514      19.8110          19.7074        66        Mar-12         12.5506       12.5709        12.5361
  19       Apr-08        19.0013      19.0556          18.9611        67        Apr-12         11.7262       11.7422        11.7146
  20       May-08        19.0424      19.0972          19.0020        68        May-12         12.1017       12.1153        12.0919
  21       Jun-08        18.5620      18.6140          18.5236        69        Jun-12         11.6964       11.7066        11.6891
  22       Jul-08        18.6126      18.6588          18.5784        70        Jul-12         12.0714       12.0785        12.0663
  23       Aug-08        20.3630      20.4621          20.2898        71        Aug-12         11.6702       11.6744        11.6672
  24       Sep-08        19.6585      19.7483          19.5924        72        Sep-12         11.6557       11.6563        11.6553
  25       Oct-08        19.3402      19.4227          19.2794        73        Oct-12         12.0286       12.0260        12.0304
  26       Nov-08        18.4185      18.4882          18.3673        74        Nov-12         11.6254       11.6199        11.6293
  27       Dec-08        18.5309      18.6005          18.4798        75        Dec-12         11.9971       11.9883        12.0035
  28       Jan-09        17.9897      18.0514          17.9443        76        Jan-13         11.5949       11.5832        11.6032
  29       Feb-09        18.8600      18.9522          18.7923        77        Feb-13         11.5795       11.5647        11.5901
  30       Mar-09        19.8347      19.9342          19.7617        78        Mar-13         12.8032       12.7833        12.8174
  31       Apr-09        18.4504      18.5379          18.3863        79        Apr-13         11.5487       11.5276        11.5638
  32       May-09        18.7721      18.8601          18.7078        80        May-13         11.9177       11.8926        11.9356
  33       Jun-09        18.4077      18.4911          18.3466        81        Jun-13         11.5177       11.4902        11.5373
  34       Jul-09        18.6098      18.6891          18.5518        82        Jul-13         11.8855       11.8538        11.9082
  35       Aug-09        19.1791      19.2821          19.1037        83        Aug-13         11.4865       11.4526        11.5108
  36       Sep-09        18.9965      19.0965          18.9234        84        Sep-13         11.4709       11.4336        11.4974
  37       Oct-09        19.2085      19.3095          19.1347        85        Oct-13         11.8370       11.7951        11.8669
  38       Nov-09        18.6193      18.7147          18.5496        86        Nov-13         11.4394       11.3956        11.4707
  39       Dec-09        18.8539      18.9506          18.7833        87        Dec-13         11.8044       11.7557        11.8391
  40       Jan-10        18.2923      18.3823          18.2266        88        Jan-14         11.4078       11.3573        11.4438
  41       Feb-10        18.1842      18.2751          18.1179        89        Feb-14         11.3920       11.3381        11.4303
  42       Mar-10        19.3183      19.4159          19.2472        90        Mar-14         12.5949       12.5315        12.6400
  43       Apr-10        17.8758      17.9615          17.8133        91        Apr-14         11.3601       11.2994        11.4033
  44       May-10        18.1264      18.2125          18.0637        92        May-14         11.7223       11.6560        11.7694
  45       Jun-10        17.5795      17.6607          17.5204        93        Jun-14         11.3282       11.2606        11.3762
  46       Jul-10        17.8394      17.9201          17.7807        94        Jul-14         11.6892       11.6158        11.7413
  47       Aug-10        17.3203      17.3932          17.2673        95        Aug-14         11.2961       11.2215        11.3490
  48       Sep-10        17.1855      17.2556          17.1346        96        Sep-14         11.2800       11.2019        11.3353

WAC Cap, Loan Group I WAC Cap, Loan Group II WAC Cap . The information in the following table has been prepared in accordance with the following assumptions
(i) one and six-month LIBOR remain constant at 20.00%, (ii) daycount convention of actual/360 is applied and(iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


                           Aggregate    Loan Group I    Loan Group II
          Distribution      WAC Cap       WAC Cap         WAC Cap
Period        Date             (%)           (%)              (%)
------    ------------     ---------    ------------    -------------
  97         Oct-14          11.6393       11.5550          11.6991
  98         Nov-14          11.2477       11.1625          11.3080
  99         Dec-14          11.6059       11.5142          11.6708
  100        Jan-15          11.2153       11.1230          11.2807
  101        Feb-15          11.1991       11.1031          11.2669
  102        Mar-15          12.3810       12.2708          12.4589
  103        Apr-15          11.1666       11.0633          11.2395
  104        May-15          11.5220       11.4115          11.5999
  105        Jun-15          11.1340       11.0234          11.2120
  106        Jul-15          11.4883       11.3701          11.5715
  107        Aug-15          11.1013       10.9833          11.1845
  108        Sep-15          11.0850       10.9632          11.1707
  109        Oct-15          11.4376       11.3078          11.5288
  110        Nov-15          11.0522       10.9229          11.1431
  111        Dec-15          11.4037       11.2661          11.5003
  112        Jan-16          11.0194       10.8825          11.1156
  113        Feb-16          11.0030       10.8622          11.1018
  114        Mar-16          11.7443       11.5897          11.8527
  115        Apr-16          10.9701       10.8217          11.0742
  116        May-16          11.3188       11.1614          11.4291
  117        Jun-16          10.9373       10.7810          11.0466
  118        Jul-16          11.2848       11.1194          11.4006
  119        Aug-16          10.9044       10.7403          11.0191
  120        Sep-16          10.8879       10.7199          11.0053

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $1,006,451,549. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay to the Swap Provider an amount equal to a per annum rate (on an actual/360 basis), changing monthly according to the schedule below, on the swap notional amount and the trust will be entitled to receive from the Swap Provider an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the swap notional amount. Only the net amount of the two obligations above will be paid by the appropriate party. The Swap Amortization Schedule is calculated as approximately 150% of the Pricing Prepayment Assumption.

                                  Swap Schedule
                                                                                                       Fixed
                             Swap           Fixed                                                      Rate
                           Notional          Rate                                      Swap           (Trust
         Distribution       Amount       (Trust Pays)              Distribution      Notional          Pays)
Period      Date             ($)               %         Period        Date           Amount            %
------   ------------   -------------    ------------    ------   --------------   -----------        ------
  1        Oct-06       1,006,451,549       5.440          38         Nov-09       146,957,696        5.110
  2        Nov-06         993,247,898       5.480          39         Dec-09       138,972,950        5.120
  3        Dec-06         977,006,142       5.500          40         Jan-10       131,438,178        5.130
  4        Jan-07         957,752,047       5.490          41         Feb-10       124,314,629        5.140
  5        Feb-07         935,537,591       5.440          42         Mar-10       117,579,120        5.150
  6        Mar-07         910,441,754       5.410          43         Apr-10       111,209,791        5.160
  7        Apr-07         882,571,022       5.380          44         May-10       105,186,051        5.170
  8        May-07         852,059,530       5.350          45         Jun-10        99,488,496        5.180
  9        Jun-07         819,068,837       5.310          46         Jul-10        94,098,836        5.180
  10       Jul-07         783,788,580       5.270          47         Aug-10        88,999,837        5.190
  11       Aug-07         746,450,905       5.230          48         Sep-10        84,175,251        5.190
  12       Sep-07         710,868,912       5.180          49         Oct-10        79,609,764        5.200
  13       Oct-07         676,963,357       5.130          50         Nov-10        75,288,936        5.210
  14       Nov-07         644,654,689       5.100          51         Dec-10        71,199,159        5.220
  15       Dec-07         613,867,150       5.070          52         Jan-11        67,327,600        5.220
  16       Jan-08         584,528,600       5.030          53         Feb-11        63,662,159        5.230
  17       Feb-08         556,570,342       5.010          54         Mar-11        60,191,427        5.240
  18       Mar-08         529,926,949       5.000          55         Apr-11        56,904,642        5.240
  19       Apr-08         504,536,122       4.980          56         May-11        53,791,661        5.250
  20       May-08         480,338,525       4.970          57         Jun-11        50,842,909        5.260
  21       Jun-08         457,277,656       4.970          58         Jul-11        48,049,363        5.260
  22       Jul-08         435,293,983       4.970          59         Aug-11        45,402,505        5.260
  23       Aug-08         414,240,168       4.970          60         Sep-11        42,892,396        5.270
  24       Sep-08         362,279,410       4.970          61     Oct-11 onwards             0        0.000
  25       Oct-08         317,513,208       4.980
  26       Nov-08         278,957,365       4.980
  27       Dec-08         263,190,446       4.990
  28       Jan-09         248,299,370       5.000
  29       Feb-09         234,234,171       5.010
  30       Mar-09         220,948,132       5.010
  31       Apr-09         208,396,523       5.020
  32       May-09         200,779,421       5.030
  33       Jun-09         194,638,910       5.040
  34       Jul-09         184,363,087       5.050
  35       Aug-09         174,635,956       5.070
  36       Sep-09         165,022,039       5.080
  37       Oct-09         155,702,591       5.090

                      The Mortgage Loans - All Collateral

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                        $1,021,778,222
Number of Mortgage Loans:                                    4,557
Average Scheduled Principal Balance:                      $224,222
Weighted Average Gross Coupon:                              8.538%
Weighted Average Net Coupon: (2)                            8.028%
Weighted Average Current FICO Score:                           628
Weighted Average Original LTV Ratio:                        76.30%
Weighted Average Combined Original LTV Ratio:               81.24%
Weighted Average Stated Remaining Term (months)                357
Weighted Average Seasoning (months):                             2
Weighted Average Months to Roll: (3)                            22
Weighted Average Gross Margin: (3)                           6.04%
Weighted Average Initial Rate Cap: (3)                       2.96%
Weighted Average Periodic Rate Cap: (3)                      1.50%
Weighted Average Gross Maximum Lifetime Rate: (3)           14.48%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.

                    Distribution by Current Principal Balance

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
Current Principal       of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
Balance               Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
$50,000 & Below          411      $14,283,099        1.40%     11.606%        634     $34,752      99.34%        99.34%       70.38%
$50,001 - $75,000        327       20,418,913        2.00      10.745         626      62,443      90.53         93.00        58.15
$75,001 - $100,000       370       32,369,316        3.17       9.928         623      87,485      86.31         91.07        58.96
$100,001 - $125,000      371       41,997,273        4.11       9.526         617     113,200      84.07         91.17        61.59
$125,001 - $150,000      349       47,894,040        4.69       9.280         614     137,232      81.26         88.93        55.39
$150,001 - $200,000      712      124,657,643       12.20       8.629         614     175,081      79.37         87.34        63.55
$200,001 - $250,000      484      109,339,189       10.70       8.463         621     225,907      79.29         88.16        61.34
$250,001 - $300,000      351       96,669,761        9.46       8.532         622     275,412      78.53         86.53        50.63
$300,001 - $350,000      321      103,970,299       10.18       8.113         631     323,895      80.71         90.25        52.93
$350,001 - $400,000      231       86,285,703        8.44       8.227         632     373,531      81.48         90.97        46.58
$400,001 & Above         630      343,892,988       33.66       8.124         640     545,862      81.25         90.31        50.51
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 4,557   $1,021,778,222      100.00%      8.538%        628    $224,222      81.24%        89.58%       54.57%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


Current Principal      Pct. Owner
Balance                 Occupied
-------------------    ----------
$50,000 & Below             98.25%
$50,001 - $75,000           87.09
$75,001 - $100,000          94.00
$100,001 - $125,000         92.59
$125,001 - $150,000         94.07
$150,001 - $200,000         93.78
$200,001 - $250,000         94.96
$250,001 - $300,000         91.89
$300,001 - $350,000         96.53
$350,001 - $400,000         95.69
$400,001 & Above            94.19
-------------------    ----------
Total:                      94.21%
===================    ==========


                       The Mortgage Loans - All Collateral

                          Distribution by Current Rate

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
Current                 of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
Rate                  Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
5.50 - 5.99%              21       $8,642,896        0.85%      5.975%        709    $411,566      72.89%        77.78%      100.00%
6.00 - 6.49%              64       26,510,251        2.59       6.267         691     414,223      75.78         84.04        98.40
6.50 - 6.99%             235       80,929,673        7.92       6.796         669     344,382      78.55         89.29        90.41
7.00 - 7.49%             332       93,816,780        9.18       7.265         651     282,581      80.05         92.24        87.17
7.50 - 7.99%             582      167,854,208       16.43       7.763         640     288,409      80.27         91.32        69.15
8.00 - 8.49%             540      152,146,883       14.89       8.258         632     281,753      81.28         91.59        48.08
8.50 - 8.99%             778      200,124,000       19.59       8.742         621     257,229      81.96         90.62        38.57
9.00% & Above          2,005      291,753,530       28.55      10.165         598     145,513      83.14         86.91        34.77
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 4,557   $1,021,778,222      100.00%      8.538%        628    $224,222      81.24%        89.58%       54.57%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


Current               Pct. Owner
Rate                   Occupied
-------------------   ----------
5.50 - 5.99%              100.00%
6.00 - 6.49%              100.00
6.50 - 6.99%               98.52
7.00 - 7.49%               96.20
7.50 - 7.99%               94.28
8.00 - 8.49%               95.60
8.50 - 8.99%               92.74
9.00% & Above              91.92
-------------------   ----------
Total:                     94.21%
===================   ==========


                          Distribution by Credit Score

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
Credit                  of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
Score                 Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
740 & Above              117      $36,322,671        3.55%      7.705%        762    $310,450      79.34%        89.74%       55.11%
720 - 739                 98       28,054,458        2.75       7.969         727     286,270      82.16         93.98        38.68
700 - 719                175       45,444,515        4.45       7.662         708     259,683      81.90         92.62        54.33
680 - 699                217       57,299,726        5.61       8.001         689     264,054      82.28         92.44        42.17
660 - 679                457      104,526,482       10.23       8.153         668     228,723      83.26         94.31        50.93
640 - 659                773      177,456,913       17.37       8.315         649     229,569      82.82         94.32        44.49
620 - 639                778      160,734,554       15.73       8.652         629     206,600      82.81         93.99        48.32
600 - 619                569      120,690,911       11.81       8.460         609     212,111      82.65         89.80        70.81
580 - 599                478       92,797,364        9.08       8.602         589     194,137      81.46         89.17        79.90
560 - 579                295       62,563,992        6.12       9.068         569     212,081      79.12         80.58        64.00
540 - 559                243       54,373,834        5.32       9.310         551     223,761      76.89         77.98        61.39
520 - 539                216       50,121,447        4.91       9.688         530     232,044      74.51         75.01        44.07
500 - 519                141       31,391,355        3.07      10.100         509     222,634      72.36         72.51        40.97
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 4,557   $1,021,778,222      100.00%      8.538%        628    $224,222      81.24%        89.58%       54.57%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


Credit                Pct. Owner
Score                  Occupied
-------------------   ----------
740 & Above                89.67%
720 - 739                  91.58
700 - 719                  93.33
680 - 699                  93.05
660 - 679                  94.28
640 - 659                  96.06
620 - 639                  93.93
600 - 619                  95.37
580 - 599                  94.35
560 - 579                  92.38
540 - 559                  94.29
520 - 539                  95.51
500 - 519                  92.46
-------------------   ----------
Total:                     94.21%
===================   ==========


                              Distribution by Lien

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
                        of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
Lien                  Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
First                  3,622     $958,765,334       93.83%      8.353%        627    $264,706      80.02%        88.92%       54.83%
Second                   935       63,012,889        6.17      11.362         652      67,393      99.66         99.66        50.60
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 4,557   $1,021,778,222      100.00%      8.538%        628    $224,222      81.24%        89.58%       54.57%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


                      Pct. Owner
Lien                   Occupied
-------------------   ----------
First                      93.85%
Second                     99.68
-------------------   ----------
Total:                     94.21%
===================   ==========


                       The Mortgage Loans - All Collateral


                      Distribution by Combined Original LTV

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
Combined              Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
Original                of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
LTV                   Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
60.00% & Below           204      $41,510,001        4.06%      8.917%        597    $203,480      50.47%        51.67%       56.77%
60.01 - 70.00%           277       66,984,260        6.56       8.860         596     241,820      66.65         67.08        49.15
70.01 - 80.00%         2,150      581,901,718       56.95       8.226         634     270,652      79.32         92.91        47.10
80.01 - 85.00%           299       79,619,124        7.79       8.176         613     266,285      84.57         87.85        72.48
85.01 - 90.00%           539      141,122,945       13.81       8.485         624     261,824      89.80         91.71        73.33
90.01 - 95.00%           138       33,175,828        3.25       8.609         630     240,405      94.77         95.08        78.51
95.01 - 100.00%          950       77,464,346        7.58      10.839         653      81,541      99.89         99.89        51.31
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 4,557   $1,021,778,222      100.00%      8.538%        628    $224,222      81.24%        89.58%       54.57%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


Combined
Original              Pct. Owner
LTV                    Occupied
-------------------   ----------
60.00% & Below             90.81%
60.01 - 70.00%             91.23
70.01 - 80.00%             96.19
80.01 - 85.00%             90.69
85.01 - 90.00%             86.66
90.01 - 95.00%             96.77
95.01 - 100.00%           100.00
-------------------   ----------
Total:                     94.21%
===================   ==========


                          Distribution by Original LTV

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
Original                of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
LTV                   Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
60.00% & Below         1,139     $104,522,890       10.23%     10.391%        630     $91,767      80.13%        80.60%       53.05%
60.01 - 70.00%           277       66,984,260        6.56       8.860         596     241,820      66.65         67.08        49.15
70.01 - 80.00%         2,149      581,814,773       56.94       8.226         634     270,737      79.32         92.91        47.11
80.01 - 85.00%           297       79,574,397        7.79       8.174         613     267,927      84.57         87.86        72.46
85.01 - 90.00%           532      140,846,477       13.78       8.481         624     264,749      89.80         91.71        73.28
90.01 - 95.00%            98       31,090,277        3.04       8.416         629     317,248      94.80         95.12        78.90
95.01 - 100.00%           65       16,945,150        1.66       8.974         658     260,695      99.75         99.75        57.29
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 4,557   $1,021,778,222      100.00%      8.538%        628    $224,222      81.24%        89.58%       54.57%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


Original              Pct. Owner
LTV                    Occupied
-------------------   ----------
60.00% & Below             96.16%
60.01 - 70.00%             91.23
70.01 - 80.00%             96.19
80.01 - 85.00%             90.70
85.01 - 90.00%             86.65
90.01 - 95.00%             97.10
95.01 - 100.00%           100.00
-------------------   ----------
Total:                     94.21%
===================   ==========


                          Distribution by Documentation

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
                        of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
Documentation         Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Full Doc               2,644     $557,550,842       54.57%      8.108%        624    $210,874      82.04%        89.78%      100.00%
Stated Doc             1,887      455,596,811       44.59       9.059         634     241,440      80.09         89.34         0.00
Alt Doc                   26        8,630,570        0.84       8.864         600     331,945      89.88         89.88         0.00
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 4,557   $1,021,778,222      100.00%      8.538%        628    $224,222      81.24%        89.58%       54.57%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


                      Pct. Owner
Documentation          Occupied
-------------------   ----------
Full Doc                   93.32%
Stated Doc                 95.27
Alt Doc                    95.31
-------------------   ----------
Total:                     94.21%
===================   ==========


                             Distribution by Purpose

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
                        of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
Purpose               Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Purchase               2,617     $527,411,601       51.62%      8.551%        647    $201,533      83.72%        97.21%       50.63%
Cashout Refi           1,908      487,306,457       47.69       8.524         608     255,402      78.62         81.52        58.73
Rate/Term Refi            32        7,060,164        0.69       8.551         625     220,630      75.92         76.52        60.86
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 4,557   $1,021,778,222      100.00%      8.538%        628    $224,222      81.24%        89.58%       54.57%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


                      Pct. Owner
Purpose                Occupied
-------------------   ----------
Purchase                   95.06%
Cashout Refi               93.37
Rate/Term Refi             88.06
-------------------   ----------
Total:                     94.21%
===================   ==========


                       The Mortgage Loans - All Collateral

                            Distribution by Occupancy

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
                        of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
Occupancy             Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Owner Occupied         4,277     $962,597,495       94.21%      8.512%        628    $225,064      81.31%        90.00%       54.05%
Investor                 247       50,476,227        4.94       9.018         635     204,357      80.90         83.65        69.44
Second Home               33        8,704,500        0.85       8.642         619     263,773      75.30         77.64        25.14
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 4,557   $1,021,778,222      100.00%      8.538%        628    $224,222      81.24%        89.58%       54.57%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


                      Pct. Owner
Occupancy              Occupied
-------------------   ----------
Owner Occupied            100.00%
Investor                    0.00
Second Home                 0.00
-------------------   ----------
Total:                     94.21%
===================   ==========


                          Distribution by Property Type

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
Property                of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
Type                  Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Single Family          3,806     $830,373,537       81.27%      8.529%        626    $218,175      81.25%        89.51%       56.94%
2-4 Family               413      125,433,577       12.28       8.546         641     303,713      80.66         88.74        42.39
Condo                    338       65,971,108        6.46       8.644         641     195,181      82.17         92.09        47.83
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 4,557   $1,021,778,222      100.00%      8.538%        628    $224,222      81.24%        89.58%       54.57%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


Property              Pct. Owner
Type                   Occupied
-------------------   ----------
Single Family              95.35%
2-4 Family                 87.80
Condo                      92.05
-------------------   ----------
Total:                     94.21%
===================   ==========


                              Distribution by State

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
                        of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
State                 Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
CA                       829     $270,016,611       26.43%      8.224%        639    $325,714      80.91%        89.51%       52.70%
FL                       767      152,836,022       14.96       8.665         620     199,265      81.18         89.59        52.82
NY                       418      131,044,024       12.83       8.446         643     313,502      79.19         87.96        38.94
MD                       333       75,689,323        7.41       8.645         617     227,295      80.91         87.78        66.96
NJ                       227       57,461,595        5.62       8.995         622     253,135      80.12         86.44        50.45
IL                       188       32,766,399        3.21       8.783         624     174,289      82.05         89.91        61.58
VA                       161       32,272,088        3.16       8.502         622     200,448      81.65         91.18        60.43
GA                       206       27,016,538        2.64       8.780         610     131,148      83.87         93.73        72.19
AZ                       125       22,297,195        2.18       8.559         626     178,378      80.64         88.46        54.58
TX                       122       18,824,027        1.84       8.547         638     154,295      82.07         92.15        61.32
Other                  1,181      201,554,399       19.73       8.682         621     170,664      82.92         91.32        60.00
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 4,557   $1,021,778,222      100.00%      8.538%        628    $224,222      81.24%        89.58%       54.57%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


                      Pct. Owner
State                  Occupied
-------------------   ----------
CA                         95.22%
FL                         91.28
NY                         96.78
MD                         95.20
NJ                         93.16
IL                         96.00
VA                         98.03
GA                         94.15
AZ                         93.02
TX                         97.57
Other                      92.25
-------------------   ----------
Total:                     94.21%
===================   ==========


                               Distribution by Zip

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
                        of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
Zip                   Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
11236                     11       $4,461,779        0.44%      8.529%        604    $405,616      76.66%        83.08%       25.64%
11434                     13        3,556,312        0.35       7.876         653     273,562      82.48         94.34        56.10
20744                     12        3,524,364        0.34       7.694         618     293,697      79.39         84.18        88.83
11208                     11        3,395,150        0.33       8.936         654     308,650      81.51         95.34        16.69
92562                      7        3,194,196        0.31       8.046         650     456,314      79.59         86.80        54.99
11420                     10        3,121,254        0.31       8.045         656     312,125      80.07         93.12        45.17
20772                      6        2,871,354        0.28       8.424         623     478,559      84.38         90.38        89.78
20720                      8        2,656,884        0.26       9.057         605     332,110      81.09         92.33        56.91
33024                     10        2,598,059        0.25       8.285         616     259,806      82.15         90.91        50.63
11433                      7        2,570,319        0.25       8.097         661     367,188      79.55         89.53        20.41
Other                  4,462      989,828,552       96.87       8.546         628     221,835      81.26         89.58        54.72
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 4,557   $1,021,778,222      100.00%      8.538%        628    $224,222      81.24%        89.58%       54.57%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


                      Pct. Owner
Zip                    Occupied
-------------------   ----------
11236                     100.00%
11434                     100.00
20744                     100.00
11208                      93.09
92562                     100.00
11420                     100.00
20772                     100.00
20720                     100.00
33024                     100.00
11433                     100.00
Other                      94.04
-------------------   ----------
Total:                     94.21%
===================   ==========


                       The Mortgage Loans - All Collateral

                  Distribution by Remaining Months to Maturity

                                                                                                Weighted
Remaining                                        Pct. Of     Weighted    Weighted                 Avg.
Months                Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
to                      of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
Maturity              Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
1 - 180                   84       $2,562,551        0.25%     11.353%        629     $30,507      93.30%        93.30%       71.61%
181 - 240                  7          913,816        0.09       8.329         640     130,545      78.66         81.76        74.19
241 - 360              4,466    1,018,301,855       99.66       8.531         628     228,012      81.21         89.58        54.51
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 4,557   $1,021,778,222      100.00%      8.538%        628    $224,222      81.24%        89.58%       54.57%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


Remaining
Months
to                    Pct. Owner
Maturity               Occupied
-------------------   ----------
1 - 180                    95.11%
181 - 240                 100.00
241 - 360                  94.20
-------------------   ----------
Total:                     94.21%
===================   ==========


                        Distribution by Amortization Type

                                                                                                             Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
Amortization            of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
Type                  Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
2 YR ARM               1,640     $366,554,652       35.87%      8.865%        609    $223,509      79.15%        86.91%       43.90%
2 YR ARM Balloon       1,172      357,206,353       34.96       8.317         631     304,784      81.63         91.38        49.70
2 YR ARM IO              269       91,103,247        8.92       7.634         644     338,674      81.58         97.56        83.32
3 YR ARM                  33        6,570,223        0.64       8.595         626     199,098      82.04         91.49        56.25
3 YR ARM Balloon          24        7,675,334        0.75       8.038         650     319,806      79.02         87.77        45.99
3 YR ARM IO               13        3,968,516        0.39       7.496         655     305,270      80.28         91.09        80.90
5 YR ARM                   5          923,742        0.09       9.034         592     184,748      74.65         77.46        51.54
5 YR ARM Balloon           9        2,551,984        0.25       7.286         657     283,554      81.22         95.41       100.00
5 YR ARM IO                1          284,028        0.03       8.050         650     284,028      80.00        100.00       100.00
Fixed                  1,254      139,498,215       13.65       9.288         651     111,243      86.61         88.82        65.23
Fixed Balloon 40         137       45,441,927        4.45       7.385         665     331,693      78.23         83.12        84.65
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 4,557   $1,021,778,222      100.00%      8.538%        628    $224,222      81.24%        89.58%       54.57%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


Amortization          Pct. Owner
Type                   Occupied
-------------------   ----------
2 YR ARM                   91.57%
2 YR ARM Balloon           94.16
2 YR ARM IO               100.00
3 YR ARM                   92.08
3 YR ARM Balloon           96.30
3 YR ARM IO               100.00
5 YR ARM                   91.35
5 YR ARM Balloon           88.25
5 YR ARM IO               100.00
Fixed                      97.03
Fixed Balloon 40           95.36
-------------------   ----------
Total:                     94.21%
===================   ==========


                      Distribution by Initial Periodic Cap

                                                                                                             Weighted
                                                 Pct. Of     Weighted    Weighted                              Avg.
Initial               Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
Periodic                of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
Cap                   Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
2.00%                    129      $34,934,994        3.42%      8.606%        621    $270,814      80.19%        88.56%       51.37%
3.00%                  3,037      801,903,086       78.48       8.470         623     264,044      80.52         90.13        51.15
N/A                    1,391      184,940,142       18.10       8.820         655     132,955      84.55         87.42        70.00
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 4,557   $1,021,778,222      100.00%      8.538%        628    $224,222      81.24%        89.58%       54.57%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


Initial
Periodic              Pct. Owner
Cap                    Occupied
-------------------   ----------
2.00%                      91.20%
3.00%                      93.78
N/A                        96.62
-------------------   ----------
Total:                     94.21%
===================   ==========

                          Distribution by Periodic Cap

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
Periodic                of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
Cap                   Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
1.50%                  3,166     $836,838,080       81.90%      8.476%        623    $264,320      80.50%        90.06%       51.16%
N/A                    1,391      184,940,142       18.10       8.820         655     132,955      84.55         87.42        70.00
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 4,557   $1,021,778,222      100.00%      8.538%        628    $224,222      81.24%        89.58%       54.57%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


Periodic              Pct. Owner
Cap                    Occupied
-------------------   ----------
1.50%                      93.67%
N/A                        96.62
-------------------   ----------
Total:                     94.21%
===================   ==========


                       The Mortgage Loans - All Collateral

                      Distribution by Months to Rate Reset

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
Periodic                of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
Cap                   Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
13 - 24                3,081     $814,864,251       79.75%      8.487%        622    $264,480      80.51%        90.06%       50.85%
25 - 36                   70       18,214,074        1.78       8.121         642     260,201      80.38         89.83        57.30
49 & Above                15        3,759,755        0.37       7.773         641     250,650      79.51         91.35        88.09
N/A                    1,391      184,940,142       18.10       8.820         655     132,955      84.55         87.42        70.00
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 4,557   $1,021,778,222      100.00%      8.538%        628    $224,222      81.24%        89.58%       54.57%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


Periodic              Pct. Owner
Cap                    Occupied
-------------------   ----------
13 - 24                    93.65%
25 - 36                    95.58
49 & Above                 89.90
N/A                        96.62
-------------------   ----------
Total:                     94.21%
===================   ==========


                        Distribution by Life Maximum Rate

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
Original                of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
LTV                   Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
0.01% & Below          1,391     $184,940,142       18.10%      8.820%        655    $132,955      84.55%        87.42%       70.00%
0.00 - 11.99%              5        2,466,153        0.24       5.937         640     493,231      76.23         91.19       100.00
12.00 - 12.49%            28       10,839,336        1.06       6.296         666     387,119      80.99         96.19        96.09
12.50 - 12.99%           155       52,916,138        5.18       6.802         666     341,394      80.29         94.69        90.36
13.00 - 13.49%           262       76,160,447        7.45       7.270         649     290,689      80.23         94.15        87.50
13.50 - 13.99%           494      146,213,823       14.31       7.765         638     295,979      80.61         92.21        68.08
14.00 - 14.49%           493      141,017,438       13.80       8.258         634     286,039      81.42         92.26        46.04
14.50 - 14.99%           728      189,378,248       18.53       8.742         622     260,135      82.02         90.97        37.35
15.00 - 15.49%           378       94,449,623        9.24       9.243         607     249,867      81.79         89.46        29.85
15.50 - 15.99%           314       64,792,812        6.34       9.727         579     206,347      81.05         84.73        30.16
16.00% & Above           309       58,604,062        5.74      10.884         551     189,657      71.06         72.66        30.40
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 4,557   $1,021,778,222      100.00%      8.538%        628    $224,222      81.24%        89.58%       54.57%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


Original              Pct. Owner
LTV                    Occupied
-------------------   ----------
0.01% & Below              96.62%
0.00 - 11.99%             100.00
12.00 - 12.49%            100.00
12.50 - 12.99%             98.10
13.00 - 13.49%             96.40
13.50 - 13.99%             94.41
14.00 - 14.49%             95.93
14.50 - 14.99%             92.97
15.00 - 15.49%             93.05
15.50 - 15.99%             89.82
16.00% & Above             84.98
-------------------   ----------
Total:                     94.21%
===================   ==========

                             Distribution by Margin

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
                        of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
Margin                Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
0.01% & Below          1,391     $184,940,142       18.10%      8.820%        655    $132,955      84.55%        87.42%       70.00%
0.00 - 4.99%             306      101,745,021        9.96       6.867         660     332,500      80.27         94.80        91.51
5.00 - 5.49%             385      112,179,087       10.98       7.566         641     291,374      80.53         92.58        77.19
5.50 - 5.99%             535      151,005,843       14.78       8.076         636     282,254      80.28         91.42        57.53
6.00 - 6.49%             671      180,386,885       17.65       8.555         626     268,833      82.13         91.93        41.33
6.50 - 6.99%           1,269      291,521,244       28.53       9.545         595     229,725      79.68         85.58        29.84
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 4,557   $1,021,778,222      100.00%      8.538%        628    $224,222      81.24%        89.58%       54.57%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


                      Pct. Owner
Margin                 Occupied
-------------------   ----------
0.01% & Below              96.62%
0.00 - 4.99%               98.56
5.00 - 5.49%               94.48
5.50 - 5.99%               94.52
6.00 - 6.49%               95.28
6.50 - 6.99%               90.23
-------------------   ----------
Total:                     94.21%
===================   ==========


                          The Mortgage Loans - Group 1

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                            $434,893,401
Number of Mortgage Loans:                                      2,223
Average Scheduled Principal Balance:                        $195,634
Weighted Average Gross Coupon:                                8.613%
Weighted Average Net Coupon: (2)                              8.103%
Weighted Average Current FICO Score:                             607
Weighted Average Original LTV Ratio:                          78.36%
Weighted Average Combined Original LTV Ratio:                 78.36%
Weighted Average Stated Remaining Term (months):                 357
Weighted Average Seasoning (months):                               2
Weighted Average Months to Roll: (3)                              22
Weighted Average Gross Margin: (3)                             6.20%
Weighted Average Initial Rate Cap: (3)                         2.95%
Weighted Average Periodic Rate Cap: (3)                        1.50%
Weighted Average Gross Maximum Lifetime Rate: (3)             14.78%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.

                    Distribution by Current Principal Balance

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
Current Principal       of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
Balance               Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
$50,000 & Below            2          $99,946        0.02%     11.400%        549     $49,973      76.76%        76.76%      100.00%
$50,001 - $75,000        131        8,274,101        1.90       9.965         593      63,161      77.52         83.13        69.05
$75,001 - $100,000       204       18,101,252        4.16       9.018         599      88,732      77.10         84.42        70.20
$100,001 - $125,000      243       27,498,423        6.32       8.928         600     113,162      78.20         86.88        72.15
$125,001 - $150,000      252       34,709,786        7.98       8.965         602     137,737      77.80         85.23        58.27
$150,001 - $200,000      524       91,453,865       21.03       8.533         606     174,530      77.57         83.42        67.20
$200,001 - $250,000      305       68,756,619       15.81       8.545         607     225,432      77.72         82.51        63.02
$250,001 - $300,000      228       62,663,992       14.41       8.661         608     274,842      77.06         80.44        54.01
$300,001 - $350,000      167       53,798,192       12.37       8.203         610     322,145      80.74         83.17        64.66
$350,001 - $400,000       94       35,070,253        8.06       8.435         605     373,088      80.99         81.35        51.24
$400,001 & Above          73       34,466,971        7.93       8.539         615     472,150      79.31         80.27        45.45
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,223     $434,893,401      100.00%      8.613%        607    $195,634      78.36%        82.80%       61.08%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


Current Principal     Pct. Owner
Balance                Occupied
-------------------   ----------
$50,000 & Below            49.99%
$50,001 - $75,000          68.14
$75,001 - $100,000         89.27
$100,001 - $125,000        88.68
$125,001 - $150,000        91.82
$150,001 - $200,000        91.53
$200,001 - $250,000        91.98
$250,001 - $300,000        87.50
$300,001 - $350,000        93.30
$350,001 - $400,000        89.40
$400,001 & Above           79.88
-------------------   ----------
Total:                     89.44%
===================   ==========


                          Distribution by Current Rate

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
Current                 of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
Rate                  Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
5.50 - 5.99%               9       $2,012,195        0.46%      5.952%        662    $223,577      64.96%        64.96%      100.00%
6.00 - 6.49%              31        8,539,427        1.96       6.258         664     275,465      74.57         78.86       100.00
6.50 - 6.99%             109       26,963,700        6.20       6.792         663     247,373      76.01         80.65        95.07
7.00 - 7.49%             190       40,651,138        9.35       7.268         644     213,953      78.33         86.18        89.39
7.50 - 7.99%             319       65,973,410       15.17       7.751         629     206,813      78.33         85.22        79.78
8.00 - 8.49%             296       60,238,489       13.85       8.258         617     203,508      80.81         85.84        67.65
8.50 - 8.99%             462       92,109,467       21.18       8.753         601     199,371      80.99         84.93        53.61
9.00% & Above            807      138,405,574       31.83      10.018         569     171,506      76.47         78.82        36.38
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,223     $434,893,401      100.00%      8.613%        607    $195,634      78.36%        82.80%       61.08%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


Current               Pct. Owner
Rate                   Occupied
-------------------   ----------
5.50 - 5.99%              100.00%
6.00 - 6.49%              100.00
6.50 - 6.99%               97.21
7.00 - 7.49%               94.06
7.50 - 7.99%               91.98
8.00 - 8.49%               90.43
8.50 - 8.99%               88.50
9.00% & Above              84.74
-------------------   ----------
Total:                     89.44%
===================   ==========


                          The Mortgage Loans - Group 1


                          Distribution by Credit Score


                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
   Credit               of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
    Score             Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
740 & Above               37       $8,665,701        1.99%      7.781%        764    $234,208      77.58%        84.33%       45.16%
720 - 739                 24        5,587,390        1.28       7.470         728     232,808      78.51         84.43        66.88
700 - 719                 59       12,671,603        2.91       7.522         707     214,773      80.89         88.65        68.21
680 - 699                 78       16,510,495        3.80       7.647         689     211,673      79.99         85.50        65.36
660 - 679                172       34,971,601        8.04       7.894         669     203,323      80.96         87.69        58.23
640 - 659                211       43,500,231       10.00       8.007         648     206,162      80.44         87.61        61.75
620 - 639                294       55,523,529       12.77       8.301         628     188,856      79.91         87.71        59.18
600 - 619                302       60,278,371       13.86       8.304         609     199,597      80.18         85.31        65.90
580 - 599                270       50,127,430       11.53       8.577         589     185,657      79.77         84.90        75.71
560 - 579                251       45,827,764       10.54       9.108         569     182,581      77.66         78.76        61.41
540 - 559                210       39,536,388        9.09       9.367         551     188,269      76.01         76.83        62.45
520 - 539                185       35,458,491        8.15       9.725         530     191,668      73.38         73.84        48.57
500 - 519                130       26,234,407        6.03      10.159         510     201,803      70.82         70.88        40.95
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,223     $434,893,401      100.00%      8.613%        607    $195,634      78.36%        82.80%       61.08%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


   Credit              Pct. Owner
    Score               Occupied
-------------------   ----------
740 & Above                77.80%
720 - 739                  65.66
700 - 719                  80.47
680 - 699                  84.32
660 - 679                  89.40
640 - 659                  89.26
620 - 639                  85.62
600 - 619                  91.64
580 - 599                  91.35
560 - 579                  91.17
540 - 559                  92.14
520 - 539                  94.98
500 - 519                  90.98
-------------------   ----------
Total:                     89.44%
===================   ==========


                              Distribution by Lien


                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
                        of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
  Lien                Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
First                  2,223     $434,893,401      100.00%      8.613%        607    $195,634      78.36%        82.80%       61.08%
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,223     $434,893,401      100.00%      8.613%        607    $195,634      78.36%        82.80%       61.08%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


                       Pct. Owner
  Lien                  Occupied
-------------------   ----------
First                      89.44%
-------------------   ----------
Total:                     89.44%
===================   ==========


                      Distribution by Combined Original LTV


                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
    Combined            of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
  Original LTV        Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
60.00% & Below           193      $35,588,474        8.18%      9.100%        588    $184,396      50.41%        50.65%       53.79%
60.01 - 70.00%           248       50,299,073       11.57       8.987         586     202,819      66.48         66.72        51.64
70.01 - 80.00%         1,086      205,249,739       47.20       8.520         608     188,996      78.73         86.91        52.92
80.01 - 85.00%           226       47,648,047       10.96       8.369         604     210,832      84.55         86.43        74.92
85.01 - 90.00%           373       76,949,571       17.69       8.543         617     206,299      89.76         91.55        79.43
90.01 - 95.00%            60       13,047,078        3.00       8.375         638     217,451      94.74         94.86        79.09
95.01 - 100.00%           37        6,111,418        1.41       9.102         653     165,173      99.87         99.87        77.87
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,223     $434,893,401      100.00%      8.613%        607    $195,634      78.36%        82.80%       61.08%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


    Combined           Pct. Owner
  Original LTV          Occupied
-------------------   ----------
60.00% & Below             89.28%
60.01 - 70.00%             90.84
70.01 - 80.00%             90.47
80.01 - 85.00%             87.87
85.01 - 90.00%             84.62
90.01 - 95.00%             97.45
95.01 - 100.00%           100.00
-------------------   ----------
Total:                     89.44%
===================   ==========


                          The Mortgage Loans - Group 1

                          Distribution by Original LTV


                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
                        of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
  Original LTV        Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
60.00% & Below           193      $35,588,474        8.18%      9.100%        588    $184,396      50.41%        50.65%       53.79%
60.01 - 70.00%           248       50,299,073       11.57       8.987         586     202,819      66.48         66.72        51.64
70.01 - 80.00%         1,086      205,249,739       47.20       8.520         608     188,996      78.73         86.91        52.92
80.01 - 85.00%           226       47,648,047       10.96       8.369         604     210,832      84.55         86.43        74.92
85.01 - 90.00%           373       76,949,571       17.69       8.543         617     206,299      89.76         91.55        79.43
90.01 - 95.00%            60       13,047,078        3.00       8.375         638     217,451      94.74         94.86        79.09
95.01 - 100.00%           37        6,111,418        1.41       9.102         653     165,173      99.87         99.87        77.87
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,223     $434,893,401      100.00%      8.613%        607    $195,634      78.36%        82.80%       61.08%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


                       Pct. Owner
  Original LTV          Occupied
-------------------   ----------
60.00% & Below             89.28%
60.01 - 70.00%             90.84
70.01 - 80.00%             90.47
80.01 - 85.00%             87.87
85.01 - 90.00%             84.62
90.01 - 95.00%             97.45
95.01 - 100.00%           100.00
-------------------   ----------
Total:                     89.44%
===================   ==========


                          Distribution by Documentation

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
                        of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
 Documentation        Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Full Doc               1,420     $265,637,474       61.08%      8.204%        609    $187,069      79.93%        84.97%      100.00%
Stated Doc               790      166,770,938       38.35       9.258         604     211,102      75.83         79.36         0.00
Alt Doc                   13        2,484,988        0.57       9.039         580     191,153      81.74         81.74         0.00
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,223     $434,893,401      100.00%      8.613%        607    $195,634      78.36%        82.80%       61.08%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


                       Pct. Owner
 Documentation          Occupied
-------------------   ----------
Full Doc                   89.55%
Stated Doc                 89.34
Alt Doc                    83.72
-------------------   ----------
Total:                     89.44%
===================   ==========


                             Distribution by Purpose


                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
                        of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
    Purpose           Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Cashout Refi           1,496     $326,158,769       75.00%      8.650%        599    $218,021      77.02%        78.95%       58.31%
Purchase                 703      104,257,326       23.97       8.494         629     148,303      82.90         95.31        70.06
Rate/Term
Refi                      24        4,477,306        1.03       8.678         612     186,554      70.57         71.52        54.10
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,223     $434,893,401      100.00%      8.613%        607    $195,634      78.36%        82.80%       61.08%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


                       Pct. Owner
    Purpose             Occupied
-------------------   ----------
Cashout Refi               92.32%
Purchase                   80.35
Rate/Term
Refi                       91.05
-------------------   ----------
Total:                     89.44%
===================   ==========


                            Distribution by Occupancy


                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
                        of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
    Occupancy         Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Owner Occupied         1,975     $388,953,886       89.44%      8.554%        604    $196,939      78.31%        82.97%       61.16%
Investor                 220       40,555,576        9.33       9.168         626     184,344      79.17         81.72        63.06
Second Home               28        5,383,939        1.24       8.670         611     192,284      76.34         78.07        40.65
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,223     $434,893,401      100.00%      8.613%        607    $195,634      78.36%        82.80%       61.08%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


                       Pct. Owner
    Occupancy           Occupied
-------------------   ----------
Owner Occupied            100.00%
Investor                    0.00
Second Home                 0.00
-------------------   ----------
Total:                     89.44%
===================   ==========


                          The Mortgage Loans - Group 1

                          Distribution by Property Type


                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
   Property           Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
     Type               of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
 Single               Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Family                 1,912     $360,119,491       82.81%      8.601%        605    $188,347      78.59%        83.27%       62.42%
2-4 Family               172       48,341,082       11.12       8.722         610     281,053      75.59         77.62        51.10
Condo                    139       26,432,828        6.08       8.566         620     190,164      80.36         85.75        61.07
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,223     $434,893,401      100.00%      8.613%        607    $195,634      78.36%        82.80%       61.08%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


   Property
     Type              Pct. Owner
 Single                 Occupied
-------------------   ----------
Family                     92.15%
2-4 Family                 71.05
Condo                      86.11
-------------------   ----------
Total:                     89.44%
===================   ==========


                              Distribution by State


                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
                        of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
 State                Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
FL                       379      $70,486,082       16.21%      8.689%        599    $185,979      78.41%        81.38%       53.60%
CA                       227       64,683,404       14.87       8.262         607     284,949      74.43         76.64        57.54
NY                       152       41,330,776        9.50       8.685         603     271,913      73.36         74.45        47.82
MD                       183       36,343,866        8.36       8.720         599     198,600      77.27         81.58        75.31
NJ                       118       28,382,054        6.53       9.207         601     240,526      77.10         79.32        55.49
IL                       126       23,093,114        5.31       8.537         612     183,279      80.64         87.20        70.30
GA                       127       18,078,901        4.16       8.677         605     142,354      83.47         92.90        76.35
VA                        86       15,380,689        3.54       8.553         611     178,845      78.64         85.81        56.15
HI                        37       13,507,025        3.11       8.357         628     365,055      80.73         83.71        43.11
AZ                        74       13,359,474        3.07       8.338         622     180,533      78.65         83.75        60.08
Other                    714      110,248,016       25.35       8.632         611     154,409      81.53         88.52        68.24
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,223     $434,893,401      100.00%      8.613%        607    $195,634      78.36%        82.80%       61.08%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


                       Pct. Owner
 State                  Occupied
-------------------   ----------
FL                         86.51%
CA                         87.09
NY                         89.79
MD                         92.55
NJ                         92.10
IL                         96.24
GA                         91.33
VA                         95.86
HI                         88.45
AZ                         88.35
Other                      88.46
-------------------   ----------
Total:                     89.44%
===================   ==========


                               Distribution by Zip


                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
                        of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
  Zip                 Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
11236                      6       $2,395,293        0.55%      8.542%        558    $399,216      71.87%        71.87%       25.23%
96797                      4        2,089,334        0.48       8.401         584     522,334      83.90         83.90        70.52
96706                      5        1,658,614        0.38       8.072         664     331,723      80.39         80.39        37.01
07055                      5        1,605,376        0.37       8.564         649     321,075      77.59         77.59        19.99
92553                      5        1,596,289        0.37       7.591         644     319,258      83.61         89.96        20.16
07047                      4        1,568,597        0.36       9.285         590     392,149      80.75         80.75        14.71
20748                      6        1,504,293        0.35       9.159         581     250,716      81.95         87.79       100.00
20744                      7        1,480,504        0.34       8.330         611     211,501      71.88         71.88        73.41
33177                      5        1,414,307        0.33       8.972         594     282,861      78.12         81.74        39.69
34953                      5        1,231,494        0.28       8.340         616     246,299      83.83         87.66        62.53
Other                  2,171      418,349,299       96.20       8.616         607     192,699      78.33         82.87        61.71
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,223     $434,893,401      100.00%      8.613%        607    $195,634      78.36%        82.80%       61.08%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


                       Pct. Owner
  Zip                   Occupied
-------------------   ----------
11236                     100.00%
96797                     100.00
96706                     100.00
07055                     100.00
92553                     100.00
07047                     100.00
20748                     100.00
20744                     100.00
33177                     100.00
34953                     100.00
Other                      89.02
-------------------   ----------
Total:                     89.44%
===================   ==========


                  Distribution by Remaining Months to Maturity


                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
 Remaining            Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
 Months To              of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
  Maturity            Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
1 - 180                    2         $373,315        0.09%      8.188%        572    $186,657      58.83%        58.83%      100.00%
181 - 240                  5          835,605        0.19       8.007         642     167,121      76.67         80.05        71.77
241 - 360              2,216      433,684,481       99.72       8.614         606     195,706      78.38         82.82        61.03
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,223     $434,893,401      100.00%      8.613%        607    $195,634      78.36%        82.80%       61.08%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


 Remaining
 Months To             Pct. Owner
  Maturity              Occupied
-------------------   ----------
1 - 180                   100.00%
181 - 240                 100.00
241 - 360                  89.41
-------------------   ----------
Total:                     89.44%
===================   ==========


                          The Mortgage Loans - Group 1

                        Distribution by Amortization Type


                                                                                                Weighted
Avg.                                             Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
                        of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
 Amortization Type    Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
2 YR ARM               1,123     $194,966,854       44.83%      9.126%        590    $173,613      77.26%        81.11%       50.73%
2 YR ARM Balloon 40/30   623      141,263,874       32.48       8.490         608     226,748      80.80         85.74        62.00
2 YR ARM IO               88       18,352,120        4.22       7.618         636     208,547      82.72         96.53        96.24
3 YR ARM                  20        3,241,554        0.75       8.990         593     162,078      81.38         83.73        46.56
3 YR ARM Balloon 40/30    11        2,207,413        0.51       7.845         632     200,674      71.72         77.49        70.10
3 YR ARM IO                5        1,135,596        0.26       6.873         652     227,119      74.35         83.64        83.14
5 YR ARM                   3          425,936        0.10       8.529         596     141,979      68.39         68.39        81.24
5 YR ARM Balloon 40/30     4          928,637        0.21       7.839         632     232,159      80.00        100.00       100.00
Fixed                    250       46,723,741       10.74       7.850         635     186,895      74.26         76.70        74.86
Fixed Balloon 40/30       96       25,647,674        5.90       7.611         649     267,163      78.20         80.62        82.84
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,223     $434,893,401      100.00%      8.613%        607    $195,634      78.36%        82.80%       61.08%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


Avg.

                          Pct. Owner
 Amortization Type         Occupied
-------------------      ----------
2 YR ARM                      87.22%
2 YR ARM Balloon 40/30        89.53
2 YR ARM IO                  100.00
3 YR ARM                      83.95
3 YR ARM Balloon 40/30        87.12
3 YR ARM IO                  100.00
5 YR ARM                      81.24
5 YR ARM Balloon 40/30        67.72
Fixed                         91.56
Fixed Balloon 40/30           95.65
-------------------      ----------
Total:                        89.44%
===================      ==========


                      Distribution by Initial Periodic Cap


                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
 Initial              Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
 Periodic               of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
    Cap               Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
2.00%                     85      $16,882,395        3.88%      8.975%        601    $198,616      77.81%        82.22%       55.92%
3.00%                  1,792      345,639,590       79.48       8.772         600     192,879      78.96         83.81        57.86
N/A                      346       72,371,416       16.64       7.766         640     209,166      75.66         78.09        77.69
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,223     $434,893,401      100.00%      8.613%        607    $195,634      78.36%        82.80%       61.08%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


 Initial
 Periodic              Pct. Owner
    Cap                 Occupied
-------------------   ----------
2.00%                      81.79%
3.00%                      89.06
N/A                        93.01
-------------------   ----------
Total:                     89.44%
===================   ==========


                          Distribution by Periodic Cap


                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
 Periodic               of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
   Cap                Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
1.50%                  1,877     $362,521,985       83.36%      8.782%        600    $193,139      78.90%        83.74%       57.77%
N/A                      346       72,371,416       16.64       7.766         640     209,166      75.66         78.09        77.69
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,223     $434,893,401      100.00%      8.613%        607    $195,634      78.36%        82.80%       61.08%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


 Periodic              Pct. Owner
   Cap                  Occupied
-------------------   ----------
1.50%                      88.72%
N/A                        93.01
-------------------   ----------
Total:                     89.44%
===================   ==========

                      Distribution by Months to Rate Reset


                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
 Months To              of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
 Rate Reset           Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
13 - 24                1,834     $354,582,849       81.53%      8.795%        600    $193,339      78.95%        83.75%       57.57%
25 - 36                   36        6,584,563        1.51       8.241         616     182,905      76.93         81.62        60.76
49 & Above                 7        1,354,574        0.31       8.056         621     193,511      76.35         90.06        94.10
N/A                      346       72,371,416       16.64       7.766         640     209,166      75.66         78.09        77.69
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,223     $434,893,401      100.00%      8.613%        607    $195,634      78.36%        82.80%       61.08%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


 Months To             Pct. Owner
 Rate Reset             Occupied
-------------------   ----------
13 - 24                    88.80%
25 - 36                    87.78
49 & Above                 71.97
N/A                        93.01
-------------------   ----------
Total:                     89.44%
===================   ==========


                          The Mortgage Loans - Group 1

                        Distribution by Life Maximum Rate


                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
  Life Maximum          of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
      Rate            Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
N/A                      346      $72,371,416       16.64%      7.766%        640    $209,166      75.66%        78.09%       77.69
0.01 - 11.99%              2          620,445        0.14       5.867         625     310,222      65.00         65.00       100.00
12.00 - 12.49%            10        2,573,663        0.59       6.256         633     257,366      79.84         90.01       100.00
12.50 - 12.99%            56       12,785,329        2.94       6.813         651     228,309      79.64         87.78        97.28
13.00 - 13.49%           135       28,317,467        6.51       7.273         636     209,759      78.71         89.24        93.66
13.50 - 13.99%           250       52,476,591       12.07       7.753         625     209,906      79.01         86.23        78.47
14.00 - 14.49%           257       52,409,708       12.05       8.257         618     203,929      81.16         86.61        66.42
14.50 - 14.99%           421       83,882,201       19.29       8.753         601     199,245      81.10         85.33        52.66
15.00 - 15.49%           234       43,875,174       10.09       9.242         588     187,501      80.88         84.79        42.74
15.50 - 15.99%           238       39,697,329        9.13       9.743         570     166,796      80.16         82.50        36.13
16.00% & Above           274       45,884,079       10.55      11.000         548     167,460      69.27         70.13        30.52
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,223     $434,893,401      100.00%      8.613%        607    $195,634      78.36%        82.80%       61.08
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


  Life Maximum         Pct. Owner
      Rate              Occupied
-------------------   ----------
N/A                        93.01%
0.01 - 11.99%             100.00
12.00 - 12.49%            100.00
12.50 - 12.99%             95.60
13.00 - 13.49%             94.39
13.50 - 13.99%             92.65
14.00 - 14.49%             89.91
14.50 - 14.99%             88.83
15.00 - 15.49%             85.05
15.50 - 15.99%             84.77
16.00% & Above             83.42
-------------------   ----------
Total:                     89.44%
===================   ==========


                             Distribution by Margin


                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
                        of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
   Margin             Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
N/A                      346      $72,371,416       16.64%      7.766%        640    $209,166      75.66%        78.09%       77.69%
0.01 - 4.99%             124       27,915,873        6.42       6.942         640     225,128      79.08         88.10        96.92
5.00 - 5.49%             213       44,823,454       10.31       7.589         630     210,439      78.91         87.53        85.22
5.50 - 5.99%             289       59,002,236       13.57       8.159         617     204,160      79.26         84.93        71.53
6.00 - 6.49%             364       70,936,700       16.31       8.614         607     194,881      81.15         85.98        57.53
6.50 - 6.99%             887      159,843,722       36.75       9.742         575     180,207      77.74         80.48        38.25
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,223     $434,893,401      100.00%      8.613%        607    $195,634      78.36%        82.80%       61.08%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


                       Pct. Owner
   Margin               Occupied
-------------------   ----------
N/A                        93.01%
0.01 - 4.99%               96.33
5.00 - 5.49%               94.11
5.50 - 5.99%               89.99
6.00 - 6.49%               91.42
6.50 - 6.99%               84.22
-------------------   ----------
Total:                     89.44%
===================   ==========


                          The Mortgage Loans - Group 2

Selected Mortgage Loan Dauta(1)
-------------------------------

Scheduled Principal Balance:                             $586,884,822
Number of Mortgage Loans:                                       2,334
Average Scheduled Principal Balance:                         $251,450
Weighted Average Gross Coupon:                                 8.483%
Weighted Average Net Coupon: (2)                               7.973%
Weighted Average Current FICO Score:                              645
Weighted Average Original LTV Ratio:                           74.76%
Weighted Average Combined Original LTV Ratio:                  83.36%
Weighted Average Stated Remaining Term (months):                  357
Weighted Average Seasoning (months):                                2
Weighted Average Months to Roll: (3)                               22
Weighted Average Gross Margin: (3)                              5.92%
Weighted Average Initial Rate Cap: (3)                          2.96%
Weighted Average Periodic Rate Cap: (3)                         1.50%
Weighted Average Gross Maximum Lifetime Rate: (3)              14.24%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate. (3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.

                    Distribution by Current Principal Balance


                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                     Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
 Current Principal     of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
      Balance        Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
$50,000 & Below          409      $14,183,153        2.42%     11.607%        635     $34,678      99.50%        99.50%       70.17%
$50,001 - $75,000        196       12,144,812        2.07      11.276         649      61,963      99.40         99.73        50.73
$75,001 - $100,000       166       14,268,064        2.43      11.083         655      85,952      98.00         99.51        44.69
$100,001 - $125,000      128       14,498,850        2.47      10.659         650     113,272      95.20         99.30        41.55
$125,001 - $150,000       97       13,184,254        2.25      10.112         645     135,920      90.38         98.70        47.78
$150,001 - $200,000      188       33,203,778        5.66       8.891         634     176,616      84.33         98.13        53.51
$200,001 - $250,000      179       40,582,569        6.91       8.324         644     226,718      81.96         97.72        58.51
$250,001 - $300,000      123       34,005,769        5.79       8.294         646     276,470      81.23         97.75        44.41
$300,001 - $350,000      154       50,172,106        8.55       8.016         654     325,793      80.69         97.83        40.36
$350,001 - $400,000      137       51,215,449        8.73       8.085         650     373,835      81.82         97.56        43.39
$400,001 & Above         557      309,426,017       52.72       8.078         643     555,522      81.47         91.43        51.07
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,334     $586,884,822      100.00%      8.483%        645    $251,450      83.36%        94.61%       49.74%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


 Current Principal   Pct. Owner
      Balance         Occupied
-------------------  ----------
$50,000 & Below           98.59%
$50,001 - $75,000        100.00
$75,001 - $100,000       100.00
$100,001 - $125,000      100.00
$125,001 - $150,000      100.00
$150,001 - $200,000      100.00
$200,001 - $250,000      100.00
$250,001 - $300,000      100.00
$300,001 - $350,000      100.00
$350,001 - $400,000      100.00
$400,001 & Above          95.79
-------------------  ----------
Total:                    97.74%
===================  ==========


                          Distribution by Current Rate


                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
                        of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
 Current Rate         Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
5.50 - 5.99%              12       $6,630,701        1.13%      5.982%        724    $552,558      75.30%        81.67%      100.00%
6.00 - 6.49%              33       17,970,824        3.06       6.271         703     544,570      76.36         86.51        97.64
6.50 - 6.99%             126       53,965,972        9.20       6.798         672     428,301      79.83         93.61        88.09
7.00 - 7.49%             142       53,165,642        9.06       7.262         656     374,406      81.36         96.86        85.47
7.50 - 7.99%             263      101,880,799       17.36       7.771         647     387,379      81.53         95.27        62.27
8.00 - 8.49%             244       91,908,394       15.66       8.258         643     376,674      81.58         95.36        35.26
8.50 - 8.99%             316      108,014,533       18.40       8.733         638     341,818      82.79         95.47        25.75
9.00% & Above          1,198      153,347,956       26.13      10.299         625     128,003      89.16         94.20        33.32
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,334     $586,884,822      100.00%      8.483%        645    $251,450      83.36%        94.61%       49.74%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


                       Pct. Owner
 Current Rate           Occupied
-------------------   ----------
5.50 - 5.99%              100.00%
6.00 - 6.49%              100.00
6.50 - 6.99%               99.18
7.00 - 7.49%               97.83
7.50 - 7.99%               95.77
8.00 - 8.49%               98.99
8.50 - 8.99%               96.35
9.00% & Above              98.40
-------------------   ----------
Total:                     97.74%
===================   ==========


                          The Mortgage Loans - Group 2

                          Distribution by Credit Score

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
   Credit               of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
    Score             Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
740 & Above               80      $27,656,970        4.71%      7.682%        761    $345,712      79.90%        91.44%       58.22%
720 - 739                 74       22,467,068        3.83       8.093         727     303,609      83.06         96.35        31.66
700 - 719                116       32,772,911        5.58       7.716         709     282,525      82.29         94.16        48.97
680 - 699                139       40,789,231        6.95       8.144         689     293,448      83.21         95.26        32.79
660 - 679                285       69,554,881       11.85       8.283         668     244,052      84.41         97.63        47.26
640 - 659                562      133,956,682       22.83       8.416         649     238,357      83.59         96.49        38.88
620 - 639                484      105,211,025       17.93       8.837         629     217,378      84.34         97.30        42.59
600 - 619                267       60,412,540       10.29       8.615         609     226,264      85.11         94.27        75.71
580 - 599                208       42,669,934        7.27       8.631         590     205,144      83.45         94.19        84.84
560 - 579                 44       16,736,228        2.85       8.960         569     380,369      83.10         85.58        71.09
540 - 559                 33       14,837,447        2.53       9.158         553     449,620      79.23         81.05        58.59
520 - 539                 31       14,662,956        2.50       9.600         532     472,999      77.24         77.83        33.20
500 - 519                 11        5,156,948        0.88       9.801         508     468,813      80.16         80.82        41.07
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,334     $586,884,822      100.00%      8.483%        645    $251,450      83.36%        94.61%       49.74%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


   Credit              Pct. Owner
    Score               Occupied
-------------------   ----------
740 & Above                93.39%
720 - 739                  98.03
700 - 719                  98.30
680 - 699                  96.58
660 - 679                  96.73
640 - 659                  98.27
620 - 639                  98.31
600 - 619                  99.09
580 - 599                  97.87
560 - 579                  95.69
540 - 559                 100.00
520 - 539                  96.79
500 - 519                 100.00
-------------------   ----------
Total:                     97.74%
===================   ==========


                              Distribution by Lien


                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
                        of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
  Lien                Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
First                  1,399     $523,871,933       89.26%      8.137%        644    $374,462      81.40%        94.00%       49.64%
Second                   935       63,012,889       10.74      11.362         652      67,393      99.66         99.66        50.60
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,334     $586,884,822      100.00%      8.483%        645    $251,450      83.36%        94.61%       49.74%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


                       Pct. Owner
  Lien                  Occupied
-------------------   ----------
First                      97.51%
Second                     99.68
-------------------   ----------
Total:                     97.74%
===================   ==========


                      Distribution by Combined Original LTV


                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
    Combined            of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
  Original LTV        Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
60.00% & Below            11       $5,921,527        1.01%      7.815%        654    $538,321      50.86%        57.84%       74.66%
60.01 - 70.00%            29       16,685,187        2.84       8.479         626     575,351      67.15         68.20        41.65
70.01 - 80.00%         1,064      376,651,979       64.18       8.066         649     353,996      79.64         96.18        43.92
80.01 - 85.00%            73       31,971,076        5.45       7.887         627     437,960      84.59         89.98        68.83
85.01 - 90.00%           166       64,173,374       10.93       8.415         632     386,587      89.84         91.90        66.03
90.01 - 95.00%            78       20,128,750        3.43       8.761         624     258,061      94.80         95.22        78.14
95.01 - 100.00%          913       71,352,929       12.16      10.988         653      78,152      99.90         99.90        49.04
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,334     $586,884,822      100.00%      8.483%        645    $251,450      83.36%        94.61%       49.74%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


    Combined           Pct. Owner
  Original LTV          Occupied
-------------------   ----------
60.00% & Below            100.00%
60.01 - 70.00%             92.39
70.01 - 80.00%             99.31
80.01 - 85.00%             94.88
85.01 - 90.00%             89.12
90.01 - 95.00%             96.33
95.01 - 100.00%           100.00
-------------------   ----------
Total:                     97.74%
===================   ==========


                          The Mortgage Loans - Group 2

                          Distribution by Original LTV


                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
                        of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
  Original LTV        Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
60.00% & Below           946      $68,934,416       11.75%     11.057%        652     $72,869      95.47%        96.07%       52.66%
60.01 - 70.00%            29       16,685,187        2.84       8.479         626     575,351      67.15         68.20        41.65
70.01 - 80.00%         1,063      376,565,034       64.16       8.066         649     354,247      79.64         96.19        43.93
80.01 - 85.00%            71       31,926,349        5.44       7.882         627     449,667      84.59         89.99        68.79
85.01 - 90.00%           159       63,896,905       10.89       8.406         631     401,867      89.84         91.91        65.88
90.01 - 95.00%            38       18,043,198        3.07       8.445         622     474,821      94.84         95.31        78.76
95.01 - 100.00%           28       10,833,732        1.85       8.903         661     386,919      99.68         99.68        45.68
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,334     $586,884,822      100.00%      8.483%        645    $251,450      83.36%        94.61%       49.74%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


                       Pct. Owner
  Original LTV          Occupied
-------------------   ----------
60.00% & Below             99.71%
60.01 - 70.00%             92.39
70.01 - 80.00%             99.31
80.01 - 85.00%             94.92
85.01 - 90.00%             89.10
90.01 - 95.00%             96.84
95.01 - 100.00%           100.00
-------------------   ----------
Total:                     97.74%
===================   ==========


                          Distribution by Documentation

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
                        of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
 Documentation        Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Full Doc               1,224     $291,913,367       49.74%      8.020%        639    $238,491      83.96%        94.15%      100.00%
Stated Doc             1,097      288,825,873       49.21       8.944         652     263,287      82.55         95.11         0.00
Alt Doc                   13        6,145,581        1.05       8.792         608     472,737      93.17         93.17         0.00
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,334     $586,884,822      100.00%      8.483%        645    $251,450      83.36%        94.61%       49.74%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


                      Pct. Owner
 Documentation         Occupied
-------------------  ----------
Full Doc                  96.75%
Stated Doc                98.70
Alt Doc                  100.00
-------------------  ----------
Total:                    97.74%
===================  ==========

                             Distribution by Purpose


                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
                        of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
    Purpose           Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Purchase               1,914     $423,154,275       72.10%      8.566%        652    $221,084      83.92%        97.67%       45.85%
Cashout Refi             412      161,147,687       27.46       8.268         625     391,135      81.87         86.72        59.59
Rate/Term
Refi                       8        2,582,859        0.44       8.329         648     322,857      85.19         85.19        72.56
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,334     $586,884,822      100.00%      8.483%        645    $251,450      83.36%        94.61%       49.74%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


                       Pct. Owner
    Purpose             Occupied
-------------------   ----------
Purchase                   98.69%
Cashout Refi               95.50
Rate/Term
Refi                       82.87
-------------------   ----------
Total:                     97.74%
===================   ==========


                            Distribution by Occupancy


                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
                        of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
    Occupancy         Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Owner Occupied         2,302     $573,643,609       97.74%      8.484%        644    $249,194      83.34%        94.77%       49.24%
Investor                  27        9,920,651        1.69       8.404         671     367,432      87.97         91.54        95.53
Second Home                5        3,320,562        0.57       8.596         632     664,112      73.62         76.94         0.00
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,334     $586,884,822      100.00%      8.483%        645    $251,450      83.36%        94.61%       49.74%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


                      Pct. Owner
    Occupancy          Occupied
-------------------  ----------
Owner Occupied           100.00%
Investor                   0.00
Second Home                0.00
-------------------  ----------
Total:                    97.74%
===================  ==========


                          The Mortgage Loans - Group 2

                          Distribution by Property Type

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
   Property             of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
     Type             Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Single Family          1,894     $470,254,046       80.13%      8.473%        641    $248,286      83.28%        94.29%       52.74%
2-4 Family               241       77,092,494       13.14       8.435         660     319,886      83.85         95.71        36.94
Condo                    199       39,538,281        6.74       8.696         655     198,685      83.39         96.33        38.98
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,334     $586,884,822      100.00%      8.483%        645    $251,450      83.36%        94.61%       49.74%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


   Property            Pct. Owner
     Type               Occupied
-------------------   ----------
Single Family              97.80%
2-4 Family                 98.30
Condo                      96.02
-------------------   ----------
Total:                     97.74%
===================   ==========


                              Distribution by State


                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
                        of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
 State                Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
CA                       602     $205,333,207       34.99%      8.212%        649    $341,085      82.95%        93.57%       51.18%
NY                       266       89,713,248       15.29       8.336         662     337,268      81.87         94.19        34.85
FL                       388       82,349,941       14.03       8.645         638     212,242      83.55         96.62        52.16
MD                       150       39,345,457        6.70       8.575         634     262,303      84.28         93.50        59.25
NJ                       109       29,079,541        4.95       8.788         642     266,785      83.06         93.38        45.54
VA                        75       16,891,399        2.88       8.455         631     225,219      84.39         96.06        64.32
MA                        60       12,571,763        2.14       8.803         639     209,529      84.53         98.89        36.29
TX                        68       11,255,698        1.92       8.595         655     165,525      84.37         98.37        56.96
IL                        62        9,673,284        1.65       9.370         653     156,021      85.44         96.37        40.77
WA                        41        9,073,566        1.55       8.723         634     221,306      84.34         93.45        51.21
Other                    513       81,597,717       13.90       8.818         629     159,060      84.64         95.09        55.93
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,334     $586,884,822      100.00%      8.483%        645    $251,450      83.36%        94.61%       49.74%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


                       Pct. Owner
 State                  Occupied
-------------------   ----------
CA                         97.77%
NY                        100.00
FL                         95.36
MD                         97.66
NJ                         94.20
VA                        100.00
MA                        100.00
TX                        100.00
IL                         95.42
WA                        100.00
Other                      97.79
-------------------   ----------
Total:                     97.74%
===================   ==========


                               Distribution by Zip


                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                     Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
                       of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
  Zip                Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
92562                      7       $3,194,196        0.54%      8.046%        650    $456,314      79.59%        86.80%       54.99%
11434                     11        3,007,975        0.51       7.923         666     273,452      84.33         98.35        48.09
11208                      9        2,809,689        0.48       9.149         654     312,188      83.29        100.00        20.17
20720                      8        2,656,884        0.45       9.057         605     332,110      81.09         92.33        56.91
11420                      8        2,326,448        0.40       7.967         683     290,806      82.49        100.00        60.61
11433                      6        2,260,700        0.39       8.048         679     376,783      81.95         93.30        23.20
92563                      6        2,210,907        0.38       8.137         683     368,485      85.62         95.02        49.49
20772                      4        2,190,218        0.37       8.165         647     547,554      87.08         94.95       100.00
33029                      5        2,154,023        0.37       8.628         611     430,805      81.64         95.55        52.13
11236                      5        2,066,486        0.35       8.514         656     413,297      82.21         96.08        26.11
Other                  2,265      562,007,294       95.76       8.488         644     248,127      83.39         94.59        49.78
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,334     $586,884,822      100.00%      8.483%        645    $251,450      83.36%        94.61%       49.74%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


                      Pct. Owner
  Zip                  Occupied
-------------------   ----------
92562                     100.00%
11434                     100.00
11208                     100.00
20720                     100.00
11420                     100.00
11433                     100.00
92563                     100.00
20772                     100.00
33029                      74.40
11236                     100.00
Other                      97.74
-------------------   ----------
Total:                     97.74%
===================   ==========


                  Distribution by Remaining Months to Maturity


                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
 Remaining            Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
 Months To              of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
  Maturity            Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
1 - 180                   82       $2,189,236        0.37%     11.893%        638     $26,698      99.18%        99.18%       66.77%
181 - 240                  2           78,212        0.01      11.772         616      39,106     100.00        100.00       100.00
241 - 360              2,250      584,617,374       99.61       8.470         645     259,830      83.30         94.59        49.67
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,334     $586,884,822      100.00%      8.483%        645    $251,450      83.36%        94.61%       49.74%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


 Remaining
 Months To             Pct. Owner
  Maturity              Occupied
-------------------   ----------
1 - 180                    94.27%
181 - 240                 100.00
241 - 360                  97.76
-------------------   ----------
Total:                     97.74%
===================   ==========


                          The Mortgage Loans - Group 2

                        Distribution by Amortization Type


                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
                        of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
 Amortization Type    Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
2 YR ARM                 517     $171,587,797       29.24%      8.569%        630    $331,891      81.30%        93.50%       36.14%
2 YR ARM Balloon 40/30   549      215,942,479       36.79       8.203         645     393,338      82.18         95.07        41.65
2 YR ARM IO              181       72,751,127       12.40       7.638         645     401,940      81.30         97.82        80.06
3 YR ARM                  13        3,328,670        0.57       8.211         658     256,052      82.68         99.04        65.68
3 YR ARM Balloon 40/30    13        5,467,921        0.93       8.116         657     420,609      81.96         91.92        36.25
3 YR ARM IO                8        2,832,920        0.48       7.745         656     354,115      82.65         94.08        80.01
5 YR ARM                   2          497,806        0.08       9.466         588     248,903      80.00         85.23        26.14
5 YR ARM Balloon 40/30     5        1,623,347        0.28       6.969         671     324,669      81.92         92.78       100.00
5 YR ARM IO                1          284,028        0.05       8.050         650     284,028      80.00        100.00       100.00
Fixed                  1,004       92,774,473       15.81      10.012         659      92,405      92.84         94.92        60.38
Fixed Balloon 40/30       41       19,794,253        3.37       7.091         686     482,787      78.26         86.36        87.00
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,334     $586,884,822      100.00%      8.483%        645    $251,450      83.36%        94.61%       49.74%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


                         Pct. Owner
 Amortization Type        Occupied
-------------------     ----------
2 YR ARM                     96.52%
2 YR ARM Balloon 40/30       97.19
2 YR ARM IO                 100.00
3 YR ARM                    100.00
3 YR ARM Balloon 40/30      100.00
3 YR ARM IO                 100.00
5 YR ARM                    100.00
5 YR ARM Balloon 40/30      100.00
5 YR ARM IO                 100.00
Fixed                        99.79
Fixed Balloon 40/30          94.99
-------------------     ----------
Total:                       97.74%
===================     ==========


                      Distribution by Initial Periodic Cap


                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
 Initial              Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
 Periodic               of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
    Cap               Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
2.00%                     44      $18,052,599        3.08%      8.261%        639    $410,286      82.42%        94.48%       47.12%
3.00%                  1,245      456,263,496       77.74       8.241         640     366,477      81.70         94.91        46.06
N/A                    1,045      112,568,726       19.18       9.498         664     107,721      90.27         93.42        65.06
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,334     $586,884,822      100.00%      8.483%        645    $251,450      83.36%        94.61%       49.74%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


 Initial
 Periodic              Pct. Owner
    Cap                 Occupied
-------------------   ----------
2.00%                     100.00%
3.00%                      97.36
N/A                        98.94
-------------------   ----------
Total:                     97.74%
===================   ==========


                          Distribution by Periodic Cap


                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
 Periodic               of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
   Cap                Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
1.50%                  1,289     $474,316,095       80.82%      8.242%        640    $367,972      81.72%        94.90%       46.10%
N/A                    1,045      112,568,726       19.18       9.498         664     107,721      90.27         93.42        65.06
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,334     $586,884,822      100.00%      8.483%        645    $251,450      83.36%        94.61%       49.74%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


 Periodic              Pct. Owner
   Cap                  Occupied
-------------------   ----------
1.50%                      97.46%
N/A                        98.94
-------------------   ----------
Total:                     97.74%
===================   ==========


                      Distribution by Months to Rate Reset


                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
 Months To              of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
 Rate Reset           Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
13 - 24                1,247     $460,281,403       78.43%      8.250%        640    $369,111      81.71%        94.92%       45.67%
25 - 36                   34       11,629,511        1.98       8.053         657     342,044      82.33         94.48        55.33
49 & Above                 8        2,405,181        0.41       7.613         652     300,648      81.30         92.07        84.71
N/A                    1,045      112,568,726       19.18       9.498         664     107,721      90.27         93.42        65.06
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,334     $586,884,822      100.00%      8.483%        645    $251,450      83.36%        94.61%       49.74%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


 Months To              Pct. Owner
 Rate Reset              Occupied
-------------------    ----------
13 - 24                     97.38%
25 - 36                    100.00
49 & Above                 100.00
N/A                         98.94
-------------------    ----------
Total:                      97.74%
===================    ==========


                          The Mortgage Loans - Group 2

                        Distribution by Life Maximum Rate


                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
  Life Maximum          of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
      Rate            Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
N/A                    1,045     $112,568,726       19.18%      9.498%        664    $107,721      90.27%        93.42%       65.06%
0.01 - 11.99%              3        1,845,708        0.31       5.961         646     615,236      80.00        100.00       100.00
12.00 - 12.49%            18        8,265,673        1.41       6.308         676     459,204      81.35         98.11        94.87
12.50 - 12.99%            99       40,130,809        6.84       6.799         671     405,362      80.50         96.89        88.16
13.00 - 13.49%           127       47,842,980        8.15       7.268         656     376,716      81.13         97.05        83.86
13.50 - 13.99%           244       93,737,232       15.97       7.771         646     384,169      81.51         95.55        62.27
14.00 - 14.49%           236       88,607,729       15.10       8.258         643     375,456      81.57         95.60        33.99
14.50 - 14.99%           307      105,496,047       17.98       8.733         639     343,635      82.75         95.46        25.17
15.00 - 15.49%           144       50,574,449        8.62       9.244         624     351,211      82.58         93.51        18.66
15.50 - 15.99%            76       25,095,483        4.28       9.703         594     330,204      82.46         88.27        20.70
16.00% & Above            35       12,719,983        2.17      10.466         562     363,428      77.52         81.79        30.00
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,334     $586,884,822      100.00%      8.483%        645    $251,450      83.36%        94.61%       49.74%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


  Life Maximum         Pct. Owner
      Rate              Occupied
-------------------   ----------
N/A                        98.94%
0.01 - 11.99%             100.00
12.00 - 12.49%            100.00
12.50 - 12.99%             98.90
13.00 - 13.49%             97.59
13.50 - 13.99%             95.40
14.00 - 14.49%             99.49
14.50 - 14.99%             96.26
15.00 - 15.49%            100.00
15.50 - 15.99%             97.80
16.00% & Above             90.62
-------------------   ----------
Total:                     97.74%
===================   ==========


                             Distribution by Margin


                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                      Number                     Pool By       Avg.        Avg.       Avg.      Combined     Wt. Avg.
                        of       Principal      Principal     Gross      Current    Principal   Original    CLTV incld    Pct. Full
   Margin             Loans       Balance        Balance      Coupon       FICO      Balance      LTV          SS.           Doc
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
N/A                    1,045     $112,568,726       19.18%      9.498%        664    $107,721      90.27%        93.42%       65.06%
0.01 - 4.99%             182       73,829,148       12.58       6.838         667     405,655      80.72         97.33        89.47
5.00 - 5.49%             172       67,355,633       11.48       7.551         647     391,603      81.61         95.95        71.85
5.50 - 5.99%             246       92,003,607       15.68       8.023         647     373,998      80.94         95.58        48.54
6.00 - 6.49%             307      109,450,185       18.65       8.517         638     356,515      82.76         95.78        30.83
6.50 - 6.99%             382      131,677,522       22.44       9.307         618     344,706      82.02         91.78        19.62
-------------------   ------   --------------   ---------    --------    --------   ---------   --------    ----------    ---------
Total:                 2,334     $586,884,822      100.00%      8.483%        645    $251,450      83.36%        94.61%       49.74%
===================   ======   ==============   =========    ========    ========   =========   ========    ==========    =========


                       Pct. Owner
   Margin               Occupied
-------------------   ----------
N/A                        98.94%
0.01 - 4.99%               99.40
5.00 - 5.49%               94.72
5.50 - 5.99%               97.43
6.00 - 6.49%               97.79
6.50 - 6.99%               97.52
-------------------   ----------
Total:                     97.74%
===================   ==========


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                                      A-42